Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Fourth Quarter 2012

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K, the Current Report on Form 8-K filed on May 2, 2012 (retrospective adoption of deferred acquisition costs “DAC”) and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Fourth Quarter 2012

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Revenues
Property-liability insurance premiums	$6,744	$6,697	$6,666	$6,630	$6,605	$6,432	$6,457	$6,448	$26,737	$25,942
Life and annuity premiums and contract charges	566	563	559	553	570	552	547	569	2,241	2,238
Net investment income	1,033	940	1,026	1,011	975	994	1,020	982	4,010	3,971
Realized capital gains and losses:
Total other-than-temporary impairment losses	(44)	(39)	(69)	(87)	(128)	(197)	(82)	(156)	(239)	(563)
Portion of loss recognized in other comprehensive income	(10)	(7)	19	4	4	(6)	(4)	(27)	6	(33)
Net other-than-temporary impairment losses recognized in earnings	(54)	(46)	(50)	(83)	(124)	(203)	(86)	(183)	(233)	(596)
Sales and other realized capital gains and losses	258	(26)	77	251	210	467	143	279	560	1,099
Total realized capital gains and losses	204	(72)	27	168	86	264	57	96	327	503
Total revenues	8,547	8,128	8,278	8,362	8,236	8,242	8,081	8,095	33,315	32,654

Costs and expenses
Property-liability insurance claims and claims expense	5,042	4,293	4,810	4,339	4,198	5,132	6,355	4,476	18,484	20,161
Life and annuity contract benefits	464	453	462	439	430	455	422	454	1,818	1,761
Interest credited to contractholder funds	357	215	366	378	405	405	417	418	1,316	1,645
Amortization of deferred policy acquisition costs	947	1,016	942	979	981	1,046	960	984	3,884	3,971
Operating costs and expenses	1,095	1,010	996	1,017	1,083	888	868	900	4,118	3,739
Restructuring and related charges	9	9	10	6	16	8	11	9	34	44
Interest expense	92	93	93	95	92	92	91	92	373	367
Total costs and expenses	8,006	7,089	7,679	7,253	7,205	8,026	9,124	7,333	30,027	31,688

Gain (loss) on disposition of operations	3	9	3	3	3	3	7	(20)	18	(7)

Income (loss) from operations before income tax expense (benefit)	544	1,048	602	1,112	1,034	219	(1,036)	742	3,306	959

Income tax expense (benefit)	150	325	179	346	322	44	(412)	218	1,000	172

Net income (loss)	$394	$723	$423	$766	$712	$175	$(624)	$524	$2,306	$787

Earnings per share: (1)

Net income (loss) per share - Basic	$0.82	$1.49	$0.86	$1.54	$1.41	$0.34	$(1.19)	$0.99	$4.71	$1.51
Weighted average shares - Basic	482.2	485.9	490.6	498.7	504.5	512.0	523.1	531.0	489.4	520.7

Net income (loss) per share - Diluted (2)	$0.81	$1.48	$0.86	$1.53	$1.40	$0.34	$(1.19)	$0.98	$4.68	$1.50
Weighted average shares - Diluted (2)	487.0	489.9	493.8	501.5	506.8	514.2	523.1	533.6	493.0	523.1

Cash dividends declared per share	$0.22	$0.22	$0.22	$0.22	$0.21	$0.21	$0.21	$0.21	$0.88	$0.84

(1)         In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)         As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Contribution to income

Operating income (loss) before the impact of restructuring and related charges	$295	$723	$438	$714	$746	$85	$(640)	$500	$2,170	$691
Restructuring and related charges, after-tax	(6)	(6)	(6)	(4)	(11)	(5)	(7)	(6)	(22)	(29)

Operating income (loss) *	289	717	432	710	735	80	(647)	494	2,148	662

Realized capital gains and losses, after-tax	136	(47)	17	110	55	170	36	63	216	324
Valuation changes on embedded derivatives that are not hedged, after-tax	(6)	97	(3)	(6)	(13)	(4)	(3)	8	82	(12)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	(28)	-	(10)	(16)	(65)	(5)	(22)	(42)	(108)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	4	-	-	-	-	-	3	4	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	(8)	(9)	(9)	(8)	(8)	(10)	(9)	(33)	(35)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(16)	(18)	(16)	(31)	(42)	-	-	-	(81)	(42)
Gain (loss) on disposition of operations, after-tax	2	6	2	2	1	2	5	(13)	12	(5)

Net income (loss)	$394	$723	$423	$766	$712	$175	$(624)	$524	$2,306	$787

Income per share - Diluted (1) (2)
Operating income (loss) before the impact of restructuring and related charges	$0.61	$1.48	$0.89	$1.42	$1.47	$0.17	$(1.22)	$0.94	$4.40	$1.32
Restructuring and related charges, after-tax	(0.02)	(0.02)	(0.02)	-	(0.02)	(0.01)	(0.02)	(0.01)	(0.04)	(0.05)

Operating income (loss)	0.59	1.46	0.87	1.42	1.45	0.16	(1.24)	0.93	4.36	1.27

Realized capital gains and losses, after-tax	0.28	(0.09)	0.04	0.22	0.11	0.33	0.07	0.12	0.44	0.62
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	0.20	(0.01)	(0.01)	(0.03)	(0.01)	(0.01)	0.02	0.17	(0.02)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.06)	-	(0.02)	(0.03)	(0.13)	(0.01)	(0.04)	(0.09)	(0.21)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	0.01	-	-	-	-	-	-	0.01	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)	(0.01)	(0.02)	(0.02)	(0.07)	(0.07)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.03)	(0.04)	(0.03)	(0.06)	(0.08)	-	-	-	(0.16)	(0.08)
Gain (loss) on disposition of operations, after-tax	-	0.01	0.01	-	-	-	0.02	(0.03)	0.02	(0.01)

Net income (loss)	$0.81	$1.48	$0.86	$1.53	$1.40	$0.34	$(1.19)	$0.98	$4.68	$1.50

Weighted average shares - Diluted	487.0	489.9	493.8	501.5	506.8	514.2	523.1	533.6	493.0	523.1

(1)         In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)         As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Property-Liability
Property-liability insurance premiums	$6,744	$6,697	$6,666	$6,630	$6,605	$6,432	$6,457	$6,448	$26,737	$25,942
Net investment income	362	299	352	313	309	298	310	284	1,326	1,201
Realized capital gains and losses	143	(16)	19	189	12	24	(8)	57	335	85

Total Property-Liability revenues	7,249	6,980	7,037	7,132	6,926	6,754	6,759	6,789	28,398	27,228

Allstate Financial
Life and annuity premiums and contract charges	566	563	559	553	570	552	547	569	2,241	2,238
Net investment income	665	632	663	687	656	682	694	684	2,647	2,716
Realized capital gains and losses	56	(56)	8	(21)	68	219	62	39	(13)	388

Total Allstate Financial revenues	1,287	1,139	1,230	1,219	1,294	1,453	1,303	1,292	4,875	5,342

Corporate and Other
Service fees (1)	1	1	1	1	2	1	2	2	4	7
Net investment income	6	9	11	11	10	14	16	14	37	54
Realized capital gains and losses	5	-	-	-	6	21	3	-	5	30

Total Corporate and Other revenues before reclassification of services fees	12	10	12	12	18	36	21	16	46	91

Reclassification of service fees (1)	(1)	(1)	(1)	(1)	(2)	(1)	(2)	(2)	(4)	(7)

Total Corporate and Other revenues	11	9	11	11	16	35	19	14	42	84

Consolidated revenues	$8,547	$8,128	$8,278	$8,362	$8,236	$8,242	$8,081	$8,095	$33,315	$32,654

(1)         For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2012	2012	2012	2012	2011		2012	2012	2012	2012	2011

Assets						Liabilities
Investments						Reserve for property-liability insurance claims and claims expense	$21,288	$20,197	$20,395	$20,283	$20,375
Fixed income securities, at fair value
(amortized cost $71,915, $72,432,						Reserve for life-contingent contract benefits	14,895	14,900	14,640	14,296	14,406
$73,925, $74,060 and $73,379)	$77,017	$77,729	$77,926	$77,223	$76,113	Contractholder funds	39,319	40,110	40,832	41,603	42,332
Equity securities, at fair value						Unearned premiums	10,375	10,494	10,085	9,888	10,057
(cost $3,577, $3,429, $3,430,						Claim payments outstanding	797	763	813	750	827
$3,430 and $4,203)	4,037	3,876	3,681	3,847	4,363	Deferred income taxes	597	689	53	-	-
Mortgage loans	6,570	6,904	6,928	7,167	7,139	Other liabilities and accrued expenses	6,429	6,121	6,394	6,490	5,978
Limited partnership interests	4,922	4,974	4,694	4,637	4,697	Long-term debt	6,057	6,057	6,058	6,058	5,908
Short-term, at fair value						Separate Accounts	6,610	6,820	6,790	7,355	6,984
(amortized cost $2,336, $2,825,						Total liabilities	106,367	106,151	106,060	106,723	106,867
$1,867, $1,886 and $1,291)	2,336	2,825	1,867	1,886	1,291	Equity
Other	2,396	2,208	2,224	2,249	2,015
Total investments	97,278	98,516	97,320	97,009	95,618	Common stock, 479 million, 483 million, 486 million, 493 million and 501 million shares outstanding	9	9	9	9	9

						Additional capital paid-in	3,162	3,154	3,154	3,151	3,189
						Retained income	33,783	33,496	32,880	32,565	31,909
						Deferred ESOP expense	(41)	(41)	(41)	(41)	(43)
						Treasury stock, at cost (421 million, 417 million, 414 million, 407 million and 399 million shares)	(17,508)	(17,368)	(17,272)	(17,034)	(16,795)

						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital losses on fixed income securities with other-than-temporary impairments	(11)	(42)	(105)	(100)	(174)

Cash	806	642	571	577	776	Other unrealized net capital gains and losses	3,614	3,765	2,859	2,412	2,041
Premium installment receivables, net	5,051	5,108	4,929	4,908	4,920	Unrealized adjustment to DAC, DSI and insurance reserves	(769)	(843)	(684)	(438)	(467)
Deferred policy acquisition costs	3,621	3,578	3,644	3,716	3,871
Reinsurance recoverables, net (1)	8,767	7,278	7,120	7,118	7,251	Total unrealized net capital gains and losses	2,834	2,880	2,070	1,874	1,400
Accrued investment income	781	835	846	846	826	Unrealized foreign currency translation adjustments	70	70	58	65	56
Deferred income taxes	-	-	-	201	722
Property and equipment, net	989	928	909	912	914	Unrecognized pension and other postretirement benefit cost	(1,729)	(1,363)	(1,383)	(1,407)	(1,427)
Goodwill	1,240	1,242	1,242	1,242	1,242
Other assets	1,804	2,041	2,164	2,049	2,069	Total accumulated other comprehensive income (loss)	1,175	1,587	745	532	29
Separate Accounts	6,610	6,820	6,790	7,355	6,984
						Total shareholders’ equity	20,580	20,837	19,475	19,182	18,298
						Noncontrolling interest	-	-	-	28	28
						Total equity	20,580	20,837	19,475	19,210	18,326
Total assets	$126,947	$126,988	$125,535	$125,933	$125,193	Total liabilities and equity	$126,947	$126,988	$125,535	$125,933	$125,193

(1)              Reinsurance recoverables of unpaid losses related to Property-Liability were $4,010 million, $2,651 million, $2,544 million, $2,571 million and $2,588 million as of December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2012	2011	2011	2011	2011
Book value per share

Numerator:

Shareholders’ equity	$20,580	$20,837	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898

Denominator:

Shares outstanding and dilutive potential shares outstanding	485.5	488.7	490.2	497.3	505.8	509.0	522.0	529.0

Book value per share	$42.39	$42.64	$39.73	$38.57	$36.18	$34.84	$35.21	$35.72

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$20,580	$20,837	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898

Unrealized net capital gains and losses on fixed income securities	2,549	2,602	1,919	1,620	1,311	1,136	1,091	671

Adjusted shareholders’ equity	$18,031	$18,235	$17,556	$17,562	$16,987	$16,596	$17,291	$18,227

Denominator:

Shares outstanding and dilutive potential shares outstanding	485.5	488.7	490.2	497.3	505.8	509.0	522.0	529.0

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$37.14	$37.31	$35.81	$35.31	$33.58	$32.61	$33.12	$34.46

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2012	2011	2011	2011	2011
Return on Shareholders’ Equity

Numerator:

Net income (1)	$2,306	$2,624	$2,076	$1,029	$787	$368	$554	$1,315

Denominator:

Beginning shareholders’ equity	$18,298	$17,732	$18,382	$18,898	$18,617	$18,887	$17,619	$17,104
Ending shareholders’ equity	20,580	20,837	19,475	19,182	18,298	17,732	18,382	18,898

Average shareholders’ equity (2)	$19,439	$19,285	$18,929	$19,040	$18,458	$18,310	$18,001	$18,001

Return on shareholders’ equity	11.9%	13.6%	11.0%	5.4%	4.3%	2.0%	3.1%	7.3%

Operating Income Return on Shareholders’ Equity *

Numerator:
Operating income (1)	$2,148	$2,594	$1,957	$878	$662	$189	$555	$1,632

Denominator:

Beginning shareholders’ equity	$18,298	$17,732	$18,382	$18,898	$18,617	$18,887	$17,619	$17,104
Unrealized net capital gains and losses	1,400	1,065	1,475	1,072	948	1,313	312	(145)
Adjusted beginning shareholders’ equity	16,898	16,667	16,907	17,826	17,669	17,574	17,307	17,249

Ending shareholders’ equity	20,580	20,837	19,475	19,182	18,298	17,732	18,382	18,898
Unrealized net capital gains and losses	2,834	2,880	2,070	1,874	1,400	1,065	1,475	1,072
Adjusted ending shareholders’ equity	17,746	17,957	17,405	17,308	16,898	16,667	16,907	17,826

Average adjusted shareholders’ equity (2)	$17,322	$17,312	$17,156	$17,567	$17,284	$17,121	$17,107	$17,538

Operating income return on shareholders’ equity	12.4%	15.0%	11.4%	5.0%	3.8%	1.1%	3.2%	9.3%

(1)      Net income and operating income reflect a trailing twelve-month period.

(2)      Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2012	2011	2011	2011	2011

Debt

Long-term debt	$6,057	$6,057	$6,058	$6,058	$5,908	$5,907	$5,907	$5,908

Capital resources

Debt	$6,057	$6,057	$6,058	$6,058	$5,908	$5,907	$5,907	$5,908

Shareholders’ equity
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,162	3,154	3,154	3,151	3,189	3,177	3,165	3,156
Retained income	33,783	33,496	32,880	32,565	31,909	31,303	31,237	31,971
Deferred ESOP expense	(41)	(41)	(41)	(41)	(43)	(43)	(43)	(42)
Treasury stock	(17,508)	(17,368)	(17,272)	(17,034)	(16,795)	(16,693)	(16,387)	(16,173)
Unrealized net capital gains and losses	2,834	2,880	2,070	1,874	1,400	1,065	1,475	1,072
Unrealized foreign currency translation adjustments	70	70	58	65	56	49	82	78
Unrecognized pension and other postretirement benefit cost	(1,729)	(1,363)	(1,383)	(1,407)	(1,427)	(1,135)	(1,156)	(1,173)
Total shareholders’ equity	20,580	20,837	19,475	19,182	18,298	17,732	18,382	18,898

Total capital resources	$26,637	$26,894	$25,533	$25,240	$24,206	$23,639	$24,289	$24,806

Ratio of debt to shareholders’ equity	29.4%	29.1%	31.1%	31.6%	32.3%	33.3%	32.1%	31.3%

Ratio of debt to capital resources	22.7%	22.5%	23.7%	24.0%	24.4%	25.0%	24.3%	23.8%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$394	$723	$423	$766	$712	$175	$(624)	$524	$2,306	$787
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	95	92	105	96	103	60	58	31	388	252
Realized capital gains and losses	(204)	72	(27)	(168)	(86)	(264)	(57)	(96)	(327)	(503)
(Gain) loss on disposition of operations	(3)	(9)	(3)	(3)	(3)	(3)	(7)	20	(18)	7
Interest credited to contractholder funds	357	215	366	378	405	405	417	418	1,316	1,645
Changes in:
Policy benefits and other insurance reserves	983	(392)	(31)	(346)	(623)	(119)	723	(58)	214	(77)
Unearned premiums	(115)	394	207	(180)	(183)	307	161	(248)	306	37
Deferred policy acquisition costs	(31)	7	(46)	52	48	69	(7)	67	(18)	177
Premium installment receivables, net	53	(169)	(28)	19	191	(136)	(25)	3	(125)	33
Reinsurance recoverables, net	(1,421)	(166)	(30)	57	(441)	(235)	77	(117)	(1,560)	(716)
Income taxes	29	328	8	333	316	43	(429)	203	698	133
Other operating assets and liabilities	299	(251)	23	(197)	(181)	109	247	(21)	(126)	154
Net cash provided by operating activities	436	844	967	807	258	411	534	726	3,054	1,929

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	4,920	4,034	4,229	5,689	5,520	9,776	5,777	8,363	18,872	29,436
Equity securities	150	70	216	1,059	896	262	212	642	1,495	2,012
Limited partnership interests	331	271	393	403	238	427	222	113	1,398	1,000
Mortgage loans	3	-	5	6	23	9	39	26	14	97
Other investments	44	16	52	36	15	40	46	63	148	164
Investment collections
Fixed income securities	1,525	1,751	1,175	966	1,087	1,479	1,184	1,201	5,417	4,951
Mortgage loans	382	224	288	170	143	183	220	88	1,064	634
Other investments	58	31	16	23	18	13	15	77	128	123
Investment purchases
Fixed income securities	(5,849)	(4,464)	(5,337)	(7,008)	(5,996)	(7,966)	(3,727)	(10,207)	(22,658)	(27,896)
Equity securities	(286)	(95)	(162)	(128)	(758)	(285)	(637)	(144)	(671)	(1,824)
Limited partnership interests	(292)	(568)	(346)	(318)	(537)	(394)	(431)	(334)	(1,524)	(1,696)
Mortgage loans	(53)	(205)	(51)	(216)	(345)	(360)	(510)	(26)	(525)	(1,241)
Other investments	(390)	(32)	(80)	(163)	(5)	(53)	(88)	(58)	(665)	(204)
Change in short-term investments, net	586	(892)	(13)	(379)	2,118	(1,102)	(483)	1,649	(698)	2,182
Change in other investments, net	64	51	(48)	(9)	(58)	(187)	(51)	(119)	58	(415)
Purchases of property and equipment, net	(109)	(60)	(65)	(51)	(86)	(54)	(58)	(48)	(285)	(246)
Disposition (acquisition) of operations, net of cash acquired	-	13	1	(1)	(917)	2	-	(1)	13	(916)
Net cash provided by investing activities	1,084	145	273	79	1,356	1,790	1,730	1,285	1,581	6,161

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	-	-	-	493	7	-	-	-	493	7
Repayment of long-term debt	(1)	-	(1)	(350)	(6)	-	(1)	-	(352)	(7)
Contractholder fund deposits	587	566	520	485	570	486	524	596	2,158	2,176
Contractholder fund withdrawals	(1,581)	(1,273)	(1,366)	(1,299)	(2,241)	(1,931)	(2,386)	(2,122)	(5,519)	(8,680)
Dividends paid	(212)	(107)	(109)	(106)	(108)	(109)	(111)	(107)	(534)	(435)
Treasury stock purchases	(184)	(146)	(274)	(309)	(95)	(314)	(239)	(305)	(913)	(953)
Shares reissued under equity incentive plans, net	25	34	11	15	1	1	8	9	85	19
Excess tax benefits on share-based payment arrangements	3	3	5	(1)	(1)	(1)	-	(3)	10	(5)
Other	7	5	(32)	(13)	9	-	(7)	-	(33)	2
Net cash used in financing activities	(1,356)	(918)	(1,246)	(1,085)	(1,864)	(1,868)	(2,212)	(1,932)	(4,605)	(7,876)

NET INCREASE (DECREASE) IN CASH	164	71	(6)	(199)	(250)	333	52	79	30	214
CASH AT BEGINNING OF PERIOD	642	571	577	776	1,026	693	641	562	776	562
CASH AT END OF PERIOD	$806	$642	$571	$577	$776	$1,026	$693	$641	$806	$776

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended December 31, 2012

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	for changes in	capital gains	balance
	September 30, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	December 31, 2012

Property-Liability	$1,400	$866	$(870)	$-	$-	$-	$1,396

Allstate Financial:
Traditional life and accident and health	654	44	(27)	-	-	-	671
Interest-sensitive life	1,504	59	(41)	(6)	-	13	1,529
Fixed annuity	20	7	(3)	-	-	1	25
Subtotal	2,178	110	(71)	(6)	-	14	2,225

Consolidated	$3,578	$976	$(941)	$(6)	$-	$14	$3,621

	Change in Deferred Policy Acquisition Costs
	For the three months ended December 31, 2011

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	for changes in	capital gains	balance
	September 30, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	December 31, 2011

Property-Liability	$1,342	$886	$(880)	$-	$-	$-	$1,348

Allstate Financial:
Traditional life and accident and health	602	39	(25)	-	-	-	616
Interest-sensitive life	1,702	49	(41)	(6)	-	(6)	1,698
Fixed annuity	243	4	(12)	(17)	-	(9)	209
Subtotal	2,547	92	(78)	(23)	-	(15)	2,523

Consolidated	$3,889	$978	$(958)	$(23)	$-	$(15)	$3,871

(1)      Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)      Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2012							Acquisition Costs as of December 31, 2012

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	for changes in	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	Dec. 31, 2012	and losses	and losses	and losses

Property-Liability	$1,348	$3,531	$(3,483)	$-	$-	$-	$1,396	$1,396	$-	$1,396

Allstate Financial:
Traditional life and accident and health	616	154	(99)	-	-	-	671	671	-	671
Interest-sensitive life	1,698	192	(186)	(18)	(30)	(127)	1,529	1,875	(346)	1,529
Fixed annuity	209	25	(25)	(39)	(4)	(141)	25	59	(34)	25
Subtotal	2,523	371	(310)	(57)	(34)	(268)	2,225	2,605	(380)	2,225

Consolidated	$3,871	$3,902	$(3,793)	$(57)	$(34)	$(268)	$3,621	$4,001	$(380)	$3,621

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2011							Acquisition Costs as of December 31, 2011

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	for changes in	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2010	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	Dec. 31, 2011	and losses	and losses	and losses

Property-Liability	$1,321	$3,504	$(3,477)	$-	$-	$-	$1,348	$1,348	$-	$1,348

Allstate Financial:
Traditional life and accident and health	573	133	(90)	-	-	-	616	616	-	616
Interest-sensitive life	1,917	178	(186)	(21)	(12)	(178)	1,698	1,917	(219)	1,698
Fixed annuity	369	22	(55)	(135)	5	3	209	102	107	209
Subtotal	2,859	333	(331)	(156)	(7)	(175)	2,523	2,635	(112)	2,523

Consolidated	$4,180	$3,837	$(3,808)	$(156)	$(7)	$(175)	$3,871	$3,983	$(112)	$3,871

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

HISTORICAL CONSOLIDATED OPERATING

AND FINANCIAL POSITION DATA

($ in millions except per share data)

	As of or for the Year Ended December 31,
	2012	2011	2010	2009	2008
Consolidated statements of operations data:
Insurance premiums and contract charges	$28,978	$28,180	$28,125	$28,152	$28,862
Net investment income	4,010	3,971	4,102	4,444	5,622
Realized capital gains and losses	327	503	(827)	(583)	(5,090)
Total revenues	$33,315	$32,654	$31,400	$32,013	$29,394

Operating income	$2,148	$662	$1,506	$1,880	$1,730
Realized capital gains and losses, after-tax	216	324	(537)	(628)	(3,311)
Valuation changes on embedded derivatives that are not hedged, after-tax	82	(12)	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(42)	(108)	(29)	(153)	333
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	4	3	(12)	(219)	(203)
Non-recurring items, after-tax (1)	-	-	-	-	(80)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(33)	(35)	(29)	(2)	(14)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(81)	(42)	-	-	-
Gain (loss) on disposition of operations, after-tax	12	(5)	12	10	3
Net income (loss)	$2,306	$787	$911	$888	$(1,542)
Income per share - Diluted
Operating income	$4.36	$1.27	$2.78	$3.48	$3.16
Realized capital gains and losses, after-tax	0.44	0.62	(0.99)	(1.16)	(6.04)
Valuation changes on embedded derivatives that are not hedged, after-tax	0.17	(0.02)	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.09)	(0.21)	(0.05)	(0.29)	0.61
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	0.01	-	(0.02)	(0.41)	(0.37)
Non-recurring items, after-tax (1)	-	-	-	-	(0.15)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.07)	(0.07)	(0.06)	-	(0.02)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.16)	(0.08)	-	-	-
Gain (loss) on disposition of operations, after-tax	0.02	(0.01)	0.02	0.02	-
Net income (loss)	$4.68	$1.50	$1.68	$1.64	$(2.81)
Net income (loss) per share - Basic	$4.71	$1.51	$1.69	$1.65	$(2.81)

Consolidated statements of financial position data:
Investments	$97,278	$95,618	$100,483	$99,833	$95,998
Total assets	126,947	125,193	130,500	132,209	134,351
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	75,502	77,113	81,113	84,659	90,750
Debt	6,057	5,908	5,908	5,910	5,659
Shareholders’ equity	20,580	18,298	18,617	16,184	12,121
Book value per share	42.39	36.18	34.58	29.90	22.51

Operating ratios:
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.6x	1.6x	1.6x	1.7x	1.9x

Other operating data:
Total employees (2)	38,500	37,300	35,200	36,000	38,500
Total Allstate agencies (2)(3)	11,200	11,900	13,400	14,200	14,700

(1)

During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $123 million, pre-tax ($80 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield. The deficiency was recorded through a reduction in deferred acquisition costs.

(2)	Rounded to the nearest hundred.
(3)	Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Premiums written	$6,637	$7,063	$6,864	$6,463	$6,426	$6,728	$6,611	$6,215	$27,027	$25,980
Decrease (increase) in unearned premiums	120	(411)	(198)	167	174	(276)	(165)	234	(322)	(33)
Other	(13)	45	-	-	5	(20)	11	(1)	32	(5)

Premiums earned	6,744	6,697	6,666	6,630	6,605	6,432	6,457	6,448	26,737	25,942
Claims and claims expense	(5,042)	(4,293)	(4,810)	(4,339)	(4,198)	(5,132)	(6,355)	(4,476)	(18,484)	(20,161)
Amortization of deferred policy acquisition costs	(870)	(870)	(865)	(878)	(880)	(866)	(867)	(864)	(3,483)	(3,477)
Operating costs and expenses	(939)	(866)	(847)	(884)	(913)	(735)	(726)	(769)	(3,536)	(3,143)
Restructuring and related charges	(9)	(9)	(10)	(6)	(13)	(8)	(11)	(11)	(34)	(43)
Underwriting (loss) income *	(116)	659	134	523	601	(309)	(1,502)	328	1,200	(882)

Net investment income	362	299	352	313	309	298	310	284	1,326	1,201
Periodic settlements and accruals on non-hedge derivative instruments	(2)	(1)	(2)	(1)	(3)	(5)	(3)	(4)	(6)	(15)
Business combination expenses and the amortization of purchased intangible assets	25	26	26	47	49	-	-	-	124	49
Income tax (expense) benefit on operations	(69)	(316)	(153)	(281)	(302)	38	463	(181)	(819)	18

Operating income (loss)	200	667	357	601	654	22	(732)	427	1,825	371

Realized capital gains and losses, after-tax	96	(11)	12	124	7	15	(6)	38	221	54
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	1	1	2	4	1	3	3	10
Business combination expenses and the amortization of purchased intangible assets, after-tax	(16)	(18)	(16)	(31)	(32)	-	-	-	(81)	(32)
Net income (loss)	$280	$639	$354	$695	$631	$41	$(737)	$468	$1,968	$403

Catastrophe losses	$1,061	$206	$819	$259	$66	$1,077	$2,339	$333	$2,345	$3,815

Operating ratios
Claims and claims expense (“loss”) ratio	74.8	64.1	72.2	65.4	63.5	79.8	98.4	69.4	69.1	77.7
Expense ratio	26.9	26.1	25.8	26.7	27.4	25.0	24.9	25.5	26.4	25.7
Combined ratio	101.7	90.2	98.0	92.1	90.9	104.8	123.3	94.9	95.5	103.4

Combined ratio excluding the effect of catastrophes *	86.0	87.1	85.7	88.2	89.9	88.1	87.1	89.7	86.7	88.7
Effect of catastrophe losses on combined ratio	15.7	3.1	12.3	3.9	1.0	16.7	36.2	5.2	8.8	14.7
Combined ratio	101.7	90.2	98.0	92.1	90.9	104.8	123.3	94.9	95.5	103.4

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	86.7	87.8	86.3	88.1	90.7	89.2	87.5	89.9	87.2	89.3
Effect of catastrophe losses on combined ratio	15.7	3.1	12.3	3.9	1.0	16.7	36.2	5.2	8.8	14.7
Effect of prior year reserve reestimates on combined ratio	(2.3)	(2.2)	(2.4)	(3.1)	(2.0)	(1.8)	(0.7)	(0.7)	(2.5)	(1.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	1.2	1.1	1.4	2.5	0.5	0.7	0.3	0.5	1.5	0.5
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.4	0.4	0.4	0.7	0.7	-	-	-	0.5	0.2
Combined ratio	101.7	90.2	98.0	92.1	90.9	104.8	123.3	94.9	95.5	103.4

Effect of restructuring and related charges on combined ratio	0.1	0.1	0.2	0.1	0.2	0.1	0.2	0.2	0.1	0.2

Effect of Discontinued Lines and Coverages on combined ratio	-	0.7	0.1	-	-	0.2	0.1	0.1	0.2	0.1

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY RESULTS

($ in millions)

	Twelve months ended December 31,

	2012	2011	2010	2009	2008

Premiums written	$27,027	$25,980	$25,907	$25,971	$26,584
(Increase) decrease in unearned premium	(322)	(33)	19	200	383
Other	32	(5)	31	23	-

Premiums earned	26,737	25,942	25,957	26,194	26,967
Claims and claims expense	(18,484)	(20,161)	(18,951)	(18,746)	(20,064)
Amortization of deferred policy acquisition costs	(3,483)	(3,477)	(3,517)	(3,615)	(3,796)
Operating costs and expenses	(3,536)	(3,143)	(2,962)	(2,728)	(2,919)
Restructuring and related charges	(34)	(43)	(33)	(105)	(22)
Underwriting income (loss)	1,200	(882)	494	1,000	166

Net investment income	1,326	1,201	1,189	1,328	1,674
Periodic settlement and accruals on non-hedge derivative instruments	(6)	(15)	(7)	(10)	1
Business combination expenses and the amortization of purchased intangible assets	124	49	-	-	-
Income tax (expense) benefit on operations	(819)	18	(423)	(557)	(401)

Operating income	1,825	371	1,253	1,761	1,440

Realized capital gains and losses, after-tax	221	54	(207)	(222)	(1,209)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	3	10	4	7	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(81)	(32)	-	-	-
Gain on disposition of operations, after-tax	-	-	3	-	-
Net income	$1,968	$403	$1,053	$1,546	$230

Catastrophe losses	$2,345	$3,815	$2,207	$2,069	$3,342

Operating ratios
Loss ratio	69.1	77.7	73.0	71.6	74.4
Expense ratio	26.4	25.7	25.1	24.6	25.0
Combined ratio	95.5	103.4	98.1	96.2	99.4

Combined ratio excluding the effect of catastrophes	86.7	88.7	89.6	88.3	87.0
Effect of catastrophe losses on combined ratio	8.8	14.7	8.5	7.9	12.4
Combined ratio	95.5	103.4	98.1	96.2	99.4

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	87.2	89.3	89.6	88.1	86.8
Effect of catastrophe losses on combined ratio	8.8	14.7	8.5	7.9	12.4
Effect of prior year reserve reestimates on combined ratio	(2.5)	(1.3)	(0.6)	(0.4)	0.7
Effect of catastrophe losses included in prior year reserve reestimate on combined ratio	1.5	0.5	0.6	0.6	(0.5)
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.5	0.2	-	-	-
Combined ratio	95.5	103.4	98.1	96.2	99.4

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.4	0.1

Effect of Discontinued Lines and Coverages on the combined ratio	0.2	0.1	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Property-Liability Underwriting Summary
Allstate Protection	$(112)	$701	$138	$526	$604	$(297)	$(1,498)	$334	$1,253	$(857)
Discontinued Lines and Coverages	(4)	(42)	(4)	(3)	(3)	(12)	(4)	(6)	(53)	(25)
Underwriting (loss) income	$(116)	$659	$134	$523	$601	$(309)	$(1,502)	$328	$1,200	$(882)

Allstate Protection Underwriting Summary
Premiums written	$6,636	$7,064	$6,864	$6,462	$6,426	$6,728	$6,611	$6,216	$27,026	$25,981

Premiums earned	$6,745	$6,696	$6,666	$6,630	$6,604	$6,432	$6,457	$6,449	$26,737	$25,942
Claims and claims expense	(5,038)	(4,251)	(4,808)	(4,336)	(4,195)	(5,121)	(6,352)	(4,472)	(18,433)	(20,140)
Amortization of deferred policy acquisition costs	(870)	(870)	(865)	(878)	(880)	(866)	(867)	(864)	(3,483)	(3,477)
Operating costs and expenses	(940)	(865)	(845)	(884)	(912)	(734)	(725)	(768)	(3,534)	(3,139)
Restructuring and related charges	(9)	(9)	(10)	(6)	(13)	(8)	(11)	(11)	(34)	(43)
Underwriting (loss) income	$(112)	$701	$138	$526	$604	$(297)	$(1,498)	$334	$1,253	$(857)

Catastrophe losses	$1,061	$206	$819	$259	$66	$1,077	$2,339	$333	$2,345	$3,815

Operating ratios
Loss ratio	74.7	63.5	72.1	65.4	63.5	79.6	98.4	69.3	68.9	77.6
Expense ratio	27.0	26.0	25.8	26.7	27.4	25.0	24.8	25.5	26.4	25.7
Combined ratio	101.7	89.5	97.9	92.1	90.9	104.6	123.2	94.8	95.3	103.3

Effect of catastrophe losses on combined ratio	15.7	3.1	12.3	3.9	1.0	16.7	36.2	5.2	8.8	14.7

Effect of restructuring and related charges on combined ratio	0.1	0.1	0.2	0.1	0.2	0.1	0.2	0.2	0.1	0.2

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.4	0.4	0.4	0.7	0.7	-	-	-	0.5	0.2

Discontinued Lines and Coverages
Underwriting Summary
Premiums written	$1	$(1)	$-	$1	$-	$-	$-	$(1)	$1	$(1)

Premiums earned	$(1)	$1	$-	$-	$1	$-	$-	$(1)	$-	$-
Claims and claims expense	(4)	(42)	(2)	(3)	(3)	(11)	(3)	(4)	(51)	(21)
Operating costs and expenses	1	(1)	(2)	-	(1)	(1)	(1)	(1)	(2)	(4)
Underwriting loss	$(4)	$(42)	$(4)	$(3)	$(3)	$(12)	$(4)	$(6)	$(53)	$(25)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	0.7	0.1	-	-	0.2	0.1	0.1	0.2	0.1

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY

UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Twelve months ended December 31,

	2012	2011	2010	2009	2008

Property-Liability Underwriting Summary
Allstate Protection	$1,253	$(857)	$525	$1,032	$191
Discontinued Lines and Coverages	(53)	(25)	(31)	(32)	(25)
Underwriting income (loss)	$1,200	$(882)	$494	$1,000	$166

Allstate Protection Underwriting Summary
Premiums written	$27,026	$25,981	$25,906	$25,972	$26,584
Premiums earned	$26,737	$25,942	$25,955	$26,195	$26,967
Claims and claims expense	(18,433)	(20,140)	(18,923)	(18,722)	(20,046)
Amortization of deferred policy acquisition costs	(3,483)	(3,477)	(3,517)	(3,615)	(3,796)
Operating costs and expenses	(3,534)	(3,139)	(2,957)	(2,721)	(2,912)
Restructuring and related charges	(34)	(43)	(33)	(105)	(22)
Underwriting income (loss)	$1,253	$(857)	$525	$1,032	$191

Catastrophe losses	$2,345	$3,815	$2,207	$2,069	$3,342

Operating ratios
Loss ratio	68.9	77.6	72.9	71.5	74.3
Expense ratio	26.4	25.7	25.1	24.6	25.0
Combined ratio	95.3	103.3	98.0	96.1	99.3

Effect of catastrophe losses on combined ratio	8.8	14.7	8.5	7.9	12.4

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.4	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.5	0.2	-	-	-

Discontinued Lines and Coverages
Underwriting Summary
Premiums written	$1	$(1)	$1	$(1)	$-

Premiums earned	$-	$-	$2	$(1)	$-
Claims and claims expense	(51)	(21)	(28)	(24)	(18)
Operating costs and expenses	(2)	(4)	(5)	(7)	(7)
Underwriting loss	$(53)	$(25)	$(31)	$(32)	$(25)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.2	0.1	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Allstate brand (1)
Standard auto	$3,872	$3,988	$3,903	$3,937	$3,812	$3,996	$3,911	$3,984	$15,700	$15,703
Non-standard auto	159	176	174	189	174	194	197	210	698	775
Auto	4,031	4,164	4,077	4,126	3,986	4,190	4,108	4,194	16,398	16,478

Involuntary auto	15	17	21	20	17	17	21	19	73	74
Commercial lines	112	110	120	112	111	116	125	120	454	472
Homeowners	1,477	1,686	1,639	1,258	1,428	1,634	1,606	1,225	6,060	5,893
Other personal lines	467	508	494	435	446	489	478	413	1,904	1,826
	6,102	6,485	6,351	5,951	5,988	6,446	6,338	5,971	24,889	24,743

Encompass brand
Standard auto	153	163	160	142	147	159	154	144	618	604
Non-standard auto	-	-	-	-	-	-	-	1	-	1
Auto	153	163	160	142	147	159	154	145	618	605

Involuntary auto	1	2	3	2	1	2	3	3	8	9
Homeowners	101	108	104	85	89	100	94	79	398	362
Other personal lines	23	24	22	20	20	21	22	18	89	81
	278	297	289	249	257	282	273	245	1,113	1,057

Esurance brand
Standard auto	256	282	224	262	181	-	-	-	1,024	181

Allstate Protection	6,636	7,064	6,864	6,462	6,426	6,728	6,611	6,216	27,026	25,981

Discontinued Lines and Coverages	1	(1)	-	1	-	-	-	(1)	1	(1)

Property-Liability	$6,637	$7,063	$6,864	$6,463	$6,426	$6,728	$6,611	$6,215	$27,027	$25,980

Allstate Protection
Standard auto	$4,281	$4,433	$4,287	$4,341	$4,140	$4,155	$4,065	$4,128	$17,342	$16,488
Non-standard auto	159	176	174	189	174	194	197	211	698	776
Auto	4,440	4,609	4,461	4,530	4,314	4,349	4,262	4,339	18,040	17,264

Involuntary auto	16	19	24	22	18	19	24	22	81	83
Commercial lines	112	110	120	112	111	116	125	120	454	472
Homeowners	1,578	1,794	1,743	1,343	1,517	1,734	1,700	1,304	6,458	6,255
Other personal lines	490	532	516	455	466	510	500	431	1,993	1,907

	$6,636	$7,064	$6,864	$6,462	$6,426	$6,728	$6,611	$6,216	$27,026	$25,981

(1) Canada premiums included in Allstate brand	$253	$279	$291	$218	$227	$261	$272	$194	$1,041	$954

THE ALLSTATE CORPORATION

ALLSTATE BRAND PREMIUMS WRITTEN (1)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Allstate Auto Home and Agencies
Standard auto	$3,833	$3,932	$3,828	$3,887	$3,777	$3,944	$3,840	$3,938	$15,480	$15,499
Non-standard auto	155	170	167	185	171	187	188	205	677	751
Auto	3,988	4,102	3,995	4,072	3,948	4,131	4,028	4,143	16,157	16,250

Involuntary auto	15	17	21	20	17	17	21	19	73	74
Homeowners	1,477	1,686	1,639	1,258	1,428	1,634	1,606	1,225	6,060	5,893
Other personal lines	9	12	12	8	9	11	11	8	41	39
	5,489	5,817	5,667	5,358	5,402	5,793	5,666	5,395	22,331	22,256

Emerging Businesses (2)
Specialty auto (3)	$43	$62	$82	$54	$38	$59	$80	$51	$241	$228
Auto	43	62	82	54	38	59	80	51	241	228

Landlord	137	140	132	123	136	136	128	120	532	520
Renters	52	62	54	50	50	58	52	45	218	205
Condominium	47	50	49	41	45	48	47	38	187	178
Other property	102	126	136	100	98	129	137	104	464	468
Specialty property	338	378	371	314	329	371	364	307	1,401	1,371

Consumer household (4)	381	440	453	368	367	430	444	358	1,642	1,599

Allstate Roadside Services	75	74	71	76	73	74	76	75	296	298
Allstate Dealer Services	45	44	40	37	35	33	27	23	166	118
Other personal lines (5)	458	496	482	427	437	478	467	405	1,863	1,787

Commercial lines	112	110	120	112	111	116	125	120	454	472
	613	668	684	593	586	653	672	576	2,558	2,487

Allstate brand (1)
Standard auto	$3,872	$3,988	$3,903	$3,937	$3,812	$3,996	$3,911	$3,984	$15,700	$15,703
Non-standard auto	159	176	174	189	174	194	197	210	698	775
Auto	4,031	4,164	4,077	4,126	3,986	4,190	4,108	4,194	16,398	16,478

Involuntary auto	15	17	21	20	17	17	21	19	73	74
Commercial lines	112	110	120	112	111	116	125	120	454	472
Homeowners	1,477	1,686	1,639	1,258	1,428	1,634	1,606	1,225	6,060	5,893
Other personal lines	467	508	494	435	446	489	478	413	1,904	1,826
	$6,102	$6,485	$6,351	$5,951	$5,988	$6,446	$6,338	$5,971	$24,889	$24,743

(1)	Allstate brand is comprised of Allstate Auto Home and Agencies and Emerging Businesses.
(2)

Emerging Businesses include Consumer Household (specialty auto products including motorcycle, trailer, motor home and off-road vehicle insurance policies and specialty property products including renter, landlord, boat, umbrella, manufactured home and condominium insurance policies), Allstate Roadside Services (roadside assistance products), Allstate Dealer Services (guaranteed automobile protection and vehicle service products sold primarily through auto dealers), Ivantage (insurance agency) and Commercial Lines (commercial products for small business owners).

(3)	Specialty auto is reported in Allstate brand auto.
(4)	Consumer household includes specialty auto and specialty property.
(5)	Emerging Businesses other personal lines include specialty property (landlord, renter, condominium and other property), Allstate Roadside Services and Allstate Dealer Services.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended			Three months ended				Three months ended
	December 31, 2012 (1)			September 30, 2012				June 30, 2012

	Number of		State	Number of			State	Number of			State
	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	15	0.8	2.9	13		0.3	1.8	19		1.5	4.4
Non-standard auto	4	0.4	5.9	4		0.2	5.8	1		0.3	7.5
Auto	17	0.8	3.0	15		0.3	1.8	19		1.4	4.4
Homeowners (3)	20	2.3	6.2	10		0.8	7.3	7		1.2	10.2

Encompass brand
Standard auto	21	1.7	4.3	3		0.7	4.5	14		1.6	4.2
Non-standard auto	-	-	-	-		-	-	-		-	-
Auto	21	1.7	4.3	3		0.7	4.5	14		1.6	4.2
Homeowners	20	3.0	5.8	5	(6)	0.3	2.5	14		1.8	5.4

Esurance brand
Standard auto	21	2.0	4.4	7		1.2	4.2	23		(0.1)	(0.1)

	Three months ended			Three months ended				Three months ended
	March 31, 2012			December 31, 2011				September 30, 2011

	Number of		State	Number of			State	Number of			State
	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	10	0.5	5.4	12	(8)	0.7	3.9	10	(7)	0.9	7.3
Non-standard auto	4	0.2	1.4	5	(6)	1.1	6.5	3		0.9	11.5
Auto	13	0.5	5.1	16	(6)	0.8	4.0	13		0.9	7.4
Homeowners (3)	13	2.0	7.9	17		2.9	7.8	15		2.3	13.9

Encompass brand
Standard auto	2	0.1	3.2	7		1.8	6.5	8		0.7	3.9
Non-standard auto	-	-	-	-		-	-	-		-	-
Auto	2	0.1	3.2	7		1.8	6.5	8		0.7	3.9
Homeowners	5	0.9	5.3	8		0.8	4.6	7		0.7	3.0

Esurance brand
Standard auto	6	1.3	8.6	n/a		n/a	n/a	-		-	-

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month and twelve month period ending December 31, 2012 are estimated to total $304 million and $950 million, respectively. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Rate changes also exclude Canadian operations, specialty auto, and excess and surplus homeowners lines.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.6%, 1.1%, 0.9%, 0.4%, 1.2% and 1.6% for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.0%, 0.7%, 2.0%, 3.6%, 2.6% and 1.1% for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(4)	Represents the impact in the states where rate changes were approved during the period as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.
(7)	Includes the impact of a 9.9% average rate increase in New York in the third quarter of 2011.
(8)	Includes the impact of a 8.0% rate increase in Florida and a 1.2% rate increase in New York in the fourth quarter of 2011.
n/a	Not available.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Net premiums written	$6,102	$6,485	$6,351	$5,951	$5,988	$6,446	$6,338	$5,971	$24,889	$24,743

Net premiums earned
Standard auto	$3,921	$3,910	$3,909	$3,897	$3,897	$3,916	$3,938	$3,928	$15,637	$15,679
Non-standard auto	171	177	184	183	186	196	205	210	715	797
Auto	4,092	4,087	4,093	4,080	4,083	4,112	4,143	4,138	16,352	16,476
Homeowners	1,514	1,499	1,487	1,480	1,468	1,462	1,457	1,448	5,980	5,835
Other personal lines	600	591	583	583	587	590	587	588	2,357	2,352
Total	6,206	6,177	6,163	6,143	6,138	6,164	6,187	6,174	24,689	24,663

Incurred losses
Standard auto	$2,988	$2,617	$2,734	$2,713	$2,713	$2,712	$2,882	$2,760	$11,052	$11,067
Non-standard auto	104	103	112	123	110	112	142	136	442	500
Auto	3,092	2,720	2,846	2,836	2,823	2,824	3,024	2,896	11,494	11,567
Homeowners	1,045	735	1,218	836	657	1,587	2,493	983	3,834	5,720
Other personal lines	429	416	369	314	351	450	590	396	1,528	1,787
Total	4,566	3,871	4,433	3,986	3,831	4,861	6,107	4,275	16,856	19,074

Expenses
Standard auto	$1,001	$977	$1,000	$998	$1,008	$973	$989	$973	$3,976	$3,943
Non-standard auto	45	43	42	44	49	48	47	48	174	192
Auto	1,046	1,020	1,042	1,042	1,057	1,021	1,036	1,021	4,150	4,135
Homeowners	377	358	342	351	370	341	324	340	1,428	1,375
Other personal lines	216	182	164	178	212	167	164	203	740	746
Total	1,639	1,560	1,548	1,571	1,639	1,529	1,524	1,564	6,318	6,256

Underwriting income (loss)
Standard auto	$(68)	$316	$175	$186	$176	$231	$67	$195	$609	$669
Non-standard auto	22	31	30	16	27	36	16	26	99	105
Auto	(46)	347	205	202	203	267	83	221	708	774
Homeowners	92	406	(73)	293	441	(466)	(1,360)	125	718	(1,260)
Other personal lines	(45)	(7)	50	91	24	(27)	(167)	(11)	89	(181)
Total	1	746	182	586	668	(226)	(1,444)	335	1,515	(667)

Loss ratio	73.6	62.7	71.9	64.9	62.4	78.9	98.7	69.2	68.3	77.3
Expense ratio	26.4	25.2	25.1	25.6	26.7	24.8	24.6	25.4	25.6	25.4
Combined ratio	100.0	87.9	97.0	90.5	89.1	103.7	123.3	94.6	93.9	102.7

Effect of catastrophe losses on combined ratio	15.5	3.1	12.9	4.1	0.9	16.3	36.8	5.1	8.9	14.8

Effect of prior year reserve reestimates on combined ratio	(2.2)	(2.9)	(2.5)	(3.3)	(2.3)	(2.1)	(0.8)	(0.8)	(2.7)	(1.5)

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.1	0.1	0.1	0.1	0.1	-	-	-	0.1	-

Effect of advertising expenses on combined ratio	2.5	2.4	2.9	3.1	4.2	2.8	2.6	2.2	2.7	3.0

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	85.3	86.7	85.1	87.0	89.9	88.7	87.1	89.7	86.0	88.9
Effect of catastrophe losses	15.5	3.1	12.9	4.1	0.9	16.3	36.8	5.1	8.9	14.8
Effect of prior year non-catastrophe reserve reestimates	(0.9)	(2.0)	(1.1)	(0.7)	(1.8)	(1.3)	(0.6)	(0.2)	(1.1)	(1.0)
Effect of business combination expenses and the amortization of purchased intangible assets	0.1	0.1	0.1	0.1	0.1	-	-	-	0.1	-
Combined ratio	100.0	87.9	97.0	90.5	89.1	103.7	123.3	94.6	93.9	102.7

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Net premiums written	$278	$297	$289	$249	$257	$282	$273	$245	$1,113	$1,057

Net premiums earned
Standard auto	$153	$152	$153	$151	$151	$154	$155	$160	$609	$620
Non-standard auto	-	-	-	-	-	-	1	1	-	2
Auto	153	152	153	151	151	154	156	161	609	622
Homeowners	98	96	93	92	92	91	91	91	379	365
Other personal lines	24	23	23	23	22	23	23	23	93	91
Total	275	271	269	266	265	268	270	275	1,081	1,078

Incurred losses
Standard auto	$118	$121	$125	$118	$129	$135	$122	$121	$482	$507
Non-standard auto	(2)	(2)	-	-	-	1	1	1	(4)	3
Auto	116	119	125	118	129	136	123	122	478	510
Homeowners	121	56	62	51	56	109	98	60	290	323
Other personal lines	20	13	10	20	22	15	24	15	63	76
Total	257	188	197	189	207	260	245	197	831	909

Expenses
Standard auto	$47	$45	$42	$43	$44	$44	$44	$45	$177	$177
Non-standard auto	1	-	-	-	-	1	-	1	1	2
Auto	48	45	42	43	44	45	44	46	178	179
Homeowners	31	30	28	28	29	28	28	28	117	113
Other personal lines	6	7	7	5	5	6	7	5	25	23
Total	85	82	77	76	78	79	79	79	320	315

Underwriting income (loss)
Standard auto	$(12)	$(14)	$(14)	$(10)	$(22)	$(25)	$(11)	$(6)	$(50)	$(64)
Non-standard auto	1	2	-	-	-	(2)	-	(1)	3	(3)
Auto	(11)	(12)	(14)	(10)	(22)	(27)	(11)	(7)	(47)	(67)
Homeowners	(54)	10	3	13	7	(46)	(35)	3	(28)	(71)
Other personal lines	(2)	3	6	(2)	(5)	2	(8)	3	5	(8)
Total	(67)	1	(5)	1	(20)	(71)	(54)	(1)	(70)	(146)

Loss ratio	93.5	69.4	73.3	71.0	78.1	97.0	90.7	71.7	76.9	84.3
Expense ratio	30.9	30.2	28.6	28.6	29.4	29.5	29.3	28.7	29.6	29.2
Combined ratio	124.4	99.6	101.9	99.6	107.5	126.5	120.0	100.4	106.5	113.5

Effect of catastrophe losses on combined ratio	34.9	5.5	6.7	2.6	4.5	26.5	24.1	6.2	12.6	15.3

Effect of prior year reserve reestimates on combined ratio	(8.4)	(3.7)	(3.7)	(0.8)	3.4	1.5	(0.7)	1.5	(4.2)	1.4

Effect of advertising expenses on combined ratio	0.7	-	0.4	0.8	-	-	-	0.4	0.5	0.1

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	97.1	93.4	97.0	96.6	99.6	98.5	96.3	93.1	96.0	96.8
Effect of catastrophe losses	34.9	5.5	6.7	2.6	4.5	26.5	24.1	6.2	12.6	15.3
Effect of prior year non-catastrophe reserve reestimates	(7.6)	0.7	(1.8)	0.4	3.4	1.5	(0.4)	1.1	(2.1)	1.4
Combined ratio	124.4	99.6	101.9	99.6	107.5	126.5	120.0	100.4	106.5	113.5

THE ALLSTATE CORPORATION

ESURANCE BRAND PROFITABILITY MEASURES AND STATISTICS

	Three months ended					Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,(1)	Dec. 31,	Dec. 31,(1)
($ in millions)	2012	2012	2012	2012	2011	2012	2011

Net premiums written	$256	$282	$224	$262	$181	$1,024	$181

Net premiums earned
Standard auto	$264	$248	$234	$221	$201	$967	$201

Incurred losses
Standard auto	$215	$192	$178	$161	$157	$746	$157

Expenses
Standard auto	$95	$102	$95	$121	$88	$413	$88

Underwriting loss	$(46)	$(46)	$(39)	$(61)	$(44)	$(192)	$(44)

Loss ratio	81.4	77.4	76.1	72.8	78.1	77.2	78.1
Expense ratio	36.0	41.1	40.6	54.8	43.8	42.7	43.8
Combined ratio	117.4	118.5	116.7	127.6	121.9	119.9	121.9

Effect of catastrophe losses on combined ratio	2.3	0.8	2.6	0.4	-	1.6	-

Effect of prior year reserve reestimates on combined ratio	-	-	-	-	-	-	-

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	7.2	8.1	8.1	18.1	20.9	10.1	20.9

Effect of advertising expenses on combined ratio	9.5	16.5	16.2	20.4	10.9	15.4	10.9

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	107.9	109.6	106.0	109.1	101.0	108.2	101.0
Effect of catastrophe losses	2.3	0.8	2.6	0.4	-	1.6	-
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets	7.2	8.1	8.1	18.1	20.9	10.1	20.9
Combined ratio	117.4	118.5	116.7	127.6	121.9	119.9	121.9

Policies in Force (in thousands)	1,029	962	892	849	786	1,029	786

Average Premium - Gross Written ($)	484	485	490	508	n/a	493	n/a

Renewal Ratio (%) (2)	80.1	79.7	81.9	80.5	78.7	80.5	78.5

Impact of Esurance brand on Allstate Protection combined ratio	0.7	0.7	0.6	0.9	0.7	0.7	0.7

Impact of Esurance brand on Allstate Protection expense ratio	1.4	1.5	1.4	1.8	1.3	1.5	1.3

(1)	Represents period from October 7, 2011 to December 31, 2011.
(2)	The Esurance brand renewal ratios for prior periods were restated to conform to the computation methodology used for Allstate and Encompass brand.
n/a	Not available.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Net premiums written
Allstate brand	$3,872	$3,988	$3,903	$3,937	$3,812	$3,996	$3,911	$3,984	$15,700	$15,703
Encompass brand	153	163	160	142	147	159	154	144	618	604
Esurance brand	256	282	224	262	181	-	-	-	1,024	181
	4,281	4,433	4,287	4,341	4,140	4,155	4,065	4,128	17,342	16,488
Net premiums earned
Allstate brand	$3,921	$3,910	$3,909	$3,897	$3,897	$3,916	$3,938	$3,928	$15,637	$15,679
Encompass brand	153	152	153	151	151	154	155	160	609	620
Esurance brand	264	248	234	221	201	-	-	-	967	201
	4,338	4,310	4,296	4,269	4,249	4,070	4,093	4,088	17,213	16,500
Incurred losses
Allstate brand	$2,988	$2,617	$2,734	$2,713	$2,713	$2,712	$2,882	$2,760	$11,052	$11,067
Encompass brand	118	121	125	118	129	135	122	121	482	507
Esurance brand	215	192	178	161	157	-	-	-	746	157
	3,321	2,930	3,037	2,992	2,999	2,847	3,004	2,881	12,280	11,731
Expenses
Allstate brand	$1,001	$977	$1,000	$998	$1,008	$973	$989	$973	$3,976	$3,943
Encompass brand	47	45	42	43	44	44	44	45	177	177
Esurance brand	95	102	95	121	88	-	-	-	413	88
	1,143	1,124	1,137	1,162	1,140	1,017	1,033	1,018	4,566	4,208
Underwriting Income
Allstate brand	$(68)	$316	$175	$186	$176	$231	$67	$195	$609	$669
Encompass brand	(12)	(14)	(14)	(10)	(22)	(25)	(11)	(6)	(50)	(64)
Esurance brand	(46)	(46)	(39)	(61)	(44)	-	-	-	(192)	(44)
	(126)	256	122	115	110	206	56	189	367	561
Loss ratio
Allstate brand	76.2	66.9	69.9	69.6	69.6	69.3	73.2	70.3	70.7	70.6
Encompass brand	77.1	79.6	81.7	78.1	85.4	87.6	78.7	75.7	79.1	81.8
Esurance brand	81.4	77.4	76.1	72.8	78.1	-	-	-	77.2	78.1
Allstate Protection	76.6	68.0	70.7	70.1	70.6	70.0	73.4	70.5	71.4	71.1
Expense ratio
Allstate brand	25.5	25.0	25.6	25.6	25.9	24.8	25.1	24.7	25.4	25.1
Encompass brand	30.7	29.6	27.5	28.5	29.2	28.6	28.4	28.1	29.1	28.5
Esurance brand	36.0	41.1	40.6	54.8	43.8	-	-	-	42.7	43.8
Allstate Protection	26.3	26.1	26.5	27.2	26.8	24.9	25.2	24.9	26.5	25.5
Combined ratio
Allstate brand	101.7	91.9	95.5	95.2	95.5	94.1	98.3	95.0	96.1	95.7
Encompass brand	107.8	109.2	109.2	106.6	114.6	116.2	107.1	103.8	108.2	110.3
Esurance brand	117.4	118.5	116.7	127.6	121.9	-	-	-	119.9	121.9
Allstate Protection	102.9	94.1	97.2	97.3	97.4	94.9	98.6	95.4	97.9	96.6
Effect of catastrophe losses on combined ratio
Allstate brand	9.3	1.3	3.9	1.2	0.2	2.9	6.7	0.5	3.9	2.6
Encompass brand	9.8	1.3	2.6	0.7	0.7	3.2	3.2	-	3.6	1.8
Esurance brand	2.3	0.8	2.6	0.4	-	-	-	-	1.6	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.7)	(3.2)	(2.0)	(1.2)	(3.2)	(3.3)	(2.2)	(0.4)	(2.0)	(2.3)
Encompass brand	(14.4)	0.7	-	0.7	-	6.5	-	3.1	(3.3)	2.4
Esurance brand	-	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio Esurance brand	7.2	8.1	8.1	18.1	20.9	-	-	-	10.1	20.9
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	94.0	93.7	93.4	94.9	98.4	94.4	93.7	94.8	94.0	95.3
Effect of catastrophe losses on combined ratio	9.3	1.3	3.9	1.2	0.2	2.9	6.7	0.5	3.9	2.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.6)	(3.1)	(1.8)	(0.9)	(3.1)	(3.2)	(2.1)	(0.3)	(1.8)	(2.2)
Allstate brand combined ratio	101.7	91.9	95.5	95.2	95.5	94.1	98.3	95.0	96.1	95.7
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.1)	(0.1)	(0.2)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	(0.1)

THE ALLSTATE CORPORATION

ALLSTATE BRAND STANDARD AUTO LOSS RATIO OF TOP 5 STATES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Allstate brand standard auto loss ratio (1)
California	71.2	68.8	71.6	78.4	75.3	73.9	67.9	75.1	72.5	73.0
Florida	72.5	65.6	66.6	71.3	68.6	70.4	73.6	77.3	69.0	72.6
New York (2)	135.2	67.8	67.7	65.2	78.4	83.9	68.2	80.1	83.6	77.6
Pennsylvania	71.0	71.9	70.3	72.7	70.4	70.0	74.9	71.3	71.5	71.6
Texas	66.8	62.5	81.5	74.5	61.9	64.8	75.0	60.7	71.3	65.6

All other states & Canada	68.8	67.0	68.7	67.6	68.3	66.0	74.7	67.6	68.0	69.1

Total Allstate brand standard auto	76.2	66.9	69.9	69.6	69.6	69.3	73.2	70.3	70.7	70.6

(1)            Loss ratios include prior year reserve reestimates.

(2)            Excluding the impact of Sandy, loss ratios in New York for the three months and twelve months ended December 31, 2012 were 71.0 and 67.9, respectively.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Net premiums written
Allstate brand	$159	$176	$174	$189	$174	$194	$197	$210	$698	$775
Encompass brand	-	-	-	-	-	-	-	1	-	1
	159	176	174	189	174	194	197	211	698	776
Net premiums earned
Allstate brand	$171	$177	$184	$183	$186	$196	$205	$210	$715	$797
Encompass brand	-	-	-	-	-	-	1	1	-	2
	171	177	184	183	186	196	206	211	715	799
Incurred losses
Allstate brand	$104	$103	$112	$123	$110	$112	$142	$136	$442	$500
Encompass brand	(2)	(2)	-	-	-	1	1	1	(4)	3
	102	101	112	123	110	113	143	137	438	503
Expenses
Allstate brand	$45	$43	$42	$44	$49	$48	$47	$48	$174	$192
Encompass brand	1	-	-	-	-	1	-	1	1	2
	46	43	42	44	49	49	47	49	175	194
Underwriting Income
Allstate brand	$22	$31	$30	$16	$27	$36	$16	$26	$99	$105
Encompass brand	1	2	-	-	-	(2)	-	(1)	3	(3)
	23	33	30	16	27	34	16	25	102	102
Loss ratio
Allstate brand	60.8	58.2	60.9	67.2	59.1	57.1	69.3	64.8	61.8	62.8
Encompass brand	-	-	-	-	-	-	100.0	100.0	-	150.0
Allstate Protection	59.6	57.1	60.9	67.2	59.1	57.7	69.4	64.9	61.2	63.0
Expense ratio
Allstate brand	26.3	24.3	22.8	24.1	26.4	24.5	22.9	22.8	24.4	24.0
Encompass brand	-	-	-	-	-	-	-	100.0	-	100.0
Allstate Protection	26.9	24.3	22.8	24.1	26.4	25.0	22.8	23.3	24.5	24.2
Combined ratio
Allstate brand	87.1	82.5	83.7	91.3	85.5	81.6	92.2	87.6	86.2	86.8
Encompass brand	-	-	-	-	-	-	100.0	200.0	-	250.0
Allstate Protection	86.5	81.4	83.7	91.3	85.5	82.7	92.2	88.2	85.7	87.2
Effect of catastrophe losses on combined ratio
Allstate brand	0.6	1.1	1.6	-	-	0.5	3.9	-	0.8	1.1
Encompass brand	-	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(7.0)	(4.5)	(1.6)	-	(7.0)	(8.7)	(1.0)	(3.3)	(3.2)	(4.9)
Encompass brand	-	-	-	-	-	-	(100.0)	-	-	(50.0)

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Net premiums written
Allstate brand	$4,031	$4,164	$4,077	$4,126	$3,986	$4,190	$4,108	$4,194	$16,398	$16,478
Encompass brand	153	163	160	142	147	159	154	145	618	605
Esurance brand	256	282	224	262	181	-	-	-	1,024	181
	4,440	4,609	4,461	4,530	4,314	4,349	4,262	4,339	18,040	17,264
Net premiums earned
Allstate brand	$4,092	$4,087	$4,093	$4,080	$4,083	$4,112	$4,143	$4,138	$16,352	$16,476
Encompass brand	153	152	153	151	151	154	156	161	609	622
Esurance brand	264	248	234	221	201	-	-	-	967	201
	4,509	4,487	4,480	4,452	4,435	4,266	4,299	4,299	17,928	17,299
Incurred losses
Allstate brand	$3,092	$2,720	$2,846	$2,836	$2,823	$2,824	$3,024	$2,896	$11,494	$11,567
Encompass brand	116	119	125	118	129	136	123	122	478	510
Esurance brand	215	192	178	161	157	-	-	-	746	157
	3,423	3,031	3,149	3,115	3,109	2,960	3,147	3,018	12,718	12,234
Expenses
Allstate brand	$1,046	$1,020	$1,042	$1,042	$1,057	$1,021	$1,036	$1,021	$4,150	$4,135
Encompass brand	48	45	42	43	44	45	44	46	178	179
Esurance brand	95	102	95	121	88	-	-	-	413	88
	1,189	1,167	1,179	1,206	1,189	1,066	1,080	1,067	4,741	4,402
Underwriting Income
Allstate brand	$(46)	$347	$205	$202	$203	$267	$83	$221	$708	$774
Encompass brand	(11)	(12)	(14)	(10)	(22)	(27)	(11)	(7)	(47)	(67)
Esurance brand	(46)	(46)	(39)	(61)	(44)	-	-	-	(192)	(44)
	(103)	289	152	131	137	240	72	214	469	663
Loss ratio
Allstate brand	75.6	66.5	69.5	69.5	69.1	68.7	73.0	70.0	70.3	70.2
Encompass brand	75.8	78.3	81.7	78.1	85.4	88.3	78.9	75.8	78.5	82.0
Esurance brand	81.4	77.4	76.1	72.8	78.1	-	-	-	77.2	78.1
Allstate Protection	75.9	67.6	70.3	70.0	70.1	69.4	73.2	70.2	70.9	70.7
Expense ratio
Allstate brand	25.5	25.0	25.5	25.5	25.9	24.8	25.0	24.7	25.4	25.1
Encompass brand	31.4	29.6	27.5	28.5	29.2	29.2	28.2	28.5	29.2	28.8
Esurance brand	36.0	41.1	40.6	54.8	43.8	-	-	-	42.7	43.8
Allstate Protection	26.4	26.0	26.3	27.1	26.8	25.0	25.1	24.8	26.5	25.5
Combined ratio
Allstate brand	101.1	91.5	95.0	95.0	95.0	93.5	98.0	94.7	95.7	95.3
Encompass brand	107.2	107.9	109.2	106.6	114.6	117.5	107.1	104.3	107.7	110.8
Esurance brand	117.4	118.5	116.7	127.6	121.9	-	-	-	119.9	121.9
Allstate Protection	102.3	93.6	96.6	97.1	96.9	94.4	98.3	95.0	97.4	96.2
Effect of catastrophe losses on combined ratio
Allstate brand	8.9	1.2	3.8	1.2	0.2	2.7	6.6	0.4	3.8	2.5
Encompass brand	9.8	1.3	2.6	0.7	0.7	3.2	3.2	-	3.6	1.8
Esurance brand	2.3	0.8	2.6	0.4	-	-	-	-	1.6	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.9)	(3.3)	(2.0)	(1.2)	(3.3)	(3.6)	(2.1)	(0.6)	(2.1)	(2.4)
Encompass brand	(15.0)	(0.7)	(0.7)	0.7	-	6.5	(0.6)	3.1	(3.9)	2.3
Esurance brand	-	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	7.2	8.1	8.1	18.1	20.9	-	-	-	10.1	20.9

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Net premiums written
Allstate brand	$1,477	$1,686	$1,639	$1,258	$1,428	$1,634	$1,606	$1,225	$6,060	$5,893
Encompass brand	101	108	104	85	89	100	94	79	398	362
	1,578	1,794	1,743	1,343	1,517	1,734	1,700	1,304	6,458	6,255
Net premiums earned
Allstate brand	$1,514	$1,499	$1,487	$1,480	$1,468	$1,462	$1,457	$1,448	$5,980	$5,835
Encompass brand	98	96	93	92	92	91	91	91	379	365
	1,612	1,595	1,580	1,572	1,560	1,553	1,548	1,539	6,359	6,200
Incurred losses
Allstate brand	$1,045	$735	$1,218	$836	$657	$1,587	$2,493	$983	$3,834	$5,720
Encompass brand	121	56	62	51	56	109	98	60	290	323
	1,166	791	1,280	887	713	1,696	2,591	1,043	4,124	6,043
Expenses
Allstate brand	$377	$358	$342	$351	$370	$341	$324	$340	$1,428	$1,375
Encompass brand	31	30	28	28	29	28	28	28	117	113
	408	388	370	379	399	369	352	368	1,545	1,488
Underwriting Income
Allstate brand	$92	$406	$(73)	$293	$441	$(466)	$(1,360)	$125	$718	$(1,260)
Encompass brand	(54)	10	3	13	7	(46)	(35)	3	(28)	(71)
	38	416	(70)	306	448	(512)	(1,395)	128	690	(1,331)
Loss ratio
Allstate brand	69.0	49.0	81.9	56.5	44.8	108.6	171.1	67.9	64.1	98.0
Encompass brand	123.5	58.3	66.7	55.4	60.9	119.8	107.7	65.9	76.5	88.5
Allstate Protection	72.3	49.6	81.0	56.4	45.7	109.2	167.4	67.7	64.8	97.5
Expense ratio
Allstate brand	24.9	23.9	23.0	23.7	25.2	23.3	22.2	23.5	23.9	23.6
Encompass brand	31.6	31.3	30.1	30.5	31.5	30.7	30.8	30.8	30.9	31.0
Allstate Protection	25.3	24.3	23.4	24.1	25.6	23.8	22.7	24.0	24.3	24.0
Combined ratio
Allstate brand	93.9	72.9	104.9	80.2	70.0	131.9	193.3	91.4	88.0	121.6
Encompass brand	155.1	89.6	96.8	85.9	92.4	150.5	138.5	96.7	107.4	119.5
Allstate Protection	97.6	73.9	104.4	80.5	71.3	133.0	190.1	91.7	89.1	121.5
Effect of catastrophe losses on combined ratio
Allstate brand	32.0	7.8	40.2	12.6	3.5	55.8	123.2	17.7	23.2	50.0
Encompass brand	77.6	13.5	15.1	6.5	10.9	70.3	61.5	16.5	28.8	39.7
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(5.0)	(4.3)	(3.5)	(7.9)	(2.4)	-	0.3	(2.7)	(5.2)	(1.2)
Encompass brand	2.0	(8.3)	(4.3)	(2.2)	5.4	(4.4)	(1.1)	1.1	(3.2)	0.3
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	62.4	66.2	64.6	67.0	67.0	73.3	69.4	74.0	65.1	70.9
Effect of catastrophe losses on combined ratio	32.0	7.8	40.2	12.6	3.5	55.8	123.2	17.7	23.2	50.0
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.5)	(1.1)	0.1	0.6	(0.5)	2.8	0.7	(0.3)	(0.3)	0.7
Allstate brand combined ratio	93.9	72.9	104.9	80.2	70.0	131.9	193.3	91.4	88.0	121.6
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(4.5)	(3.2)	(3.6)	(8.5)	(1.9)	(2.8)	(0.4)	(2.4)	(4.9)	(1.9)

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY POLICIES IN FORCE

	Three months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2012	2011	2011	2011	2011
Policies in Force (in thousands) (1)

Allstate brand
Allstate Auto Home and Agencies
Standard auto	16,929	16,941	17,046	17,080	17,213	17,286	17,420	17,456
Non-standard auto	508	528	551	570	571	599	599	627
Auto	17,437	17,469	17,597	17,650	17,784	17,885	18,019	18,083
Homeowners (2)	5,974	6,042	6,147	6,259	6,369	6,459	6,555	6,631
Canada	991	975	956	938	924	911	899	882
Involuntary auto	27	28	29	28	28	32	39	42
Excess and surplus (2)	13	12	10	9	-	-	-	-
	24,442	24,526	24,739	24,884	25,105	25,287	25,512	25,638
Emerging Businesses (3)
Renters	1,303	1,300	1,283	1,275	1,262	1,244	1,211	1,177
Condominium	616	615	616	615	615	615	614	612
Landlord	752	754	758	764	771	773	777	780
Other property	1,223	1,230	1,238	1,245	1,257	1,269	1,275	1,280
Specialty property	3,894	3,899	3,895	3,899	3,905	3,901	3,877	3,849
Specialty auto	1,018	1,023	1,010	976	966	972	957	914
Consumer household	4,912	4,922	4,905	4,875	4,871	4,873	4,834	4,763
Commercial lines	283	290	283	281	286	292	299	301
Allstate Roadside Services	1,009	1,025	1,035	1,045	1,043	1,029	1,045	1,039
	6,204	6,237	6,223	6,201	6,200	6,194	6,178	6,103
Total Allstate brand	30,646	30,763	30,962	31,085	31,305	31,481	31,690	31,741
Encompass brand
Standard auto	708	697	687	676	673	671	672	676
Non-standard auto	-	-	-	-	-	1	3	4
Homeowners	327	320	314	309	306	306	307	310
Specialty auto	23	22	22	21	21	21	21	21
Specialty property	116	114	112	111	111	111	111	112
Involuntary auto	4	5	5	5	5	6	7	7
Total Encompass brand	1,178	1,158	1,140	1,122	1,116	1,116	1,121	1,130

Esurance brand standard auto	1,029	962	892	849	786	-	-	-

Total Policies in Force	32,853	32,883	32,994	33,056	33,207	32,597	32,811	32,871

Other Customer Relationships
Good Hands Roadside Members (in thousands) (4)	870	758	656	569	390	129	75	25

(1)

Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (guaranteed automobile protection and vehicle service products sold primarily through auto dealers) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not available. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)

Beginning in first quarter 2012, excess and surplus lines policies in force are reported separately. Previously, these policy counts were included in the homeowners total. Excess and surplus lines represent policies written by North Light Specialty Insurance Company.

(3)

Emerging Businesses policies in force include statistics for Consumer Household (specialty auto products including motorcycle, trailer, motor home and off-road vehicle insurance policies and specialty property products including renter, landlord, boat, umbrella, manufactured home and condominium insurance policies), Commercial Lines (commercial products for small business owners) and Allstate Roadside Services (roadside assistance products sold by Allstate Motor Club).

(4)	Membership provides pay on demand access to roadside services. Fees for three months ended December 31, 2012 were $150 thousand.

THE ALLSTATE CORPORATION

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

New Issued Applications (in thousands) (2)
Standard auto	445	460	458	463	451	466	472	519	1,826	1,908
Non-standard auto	53	56	58	79	58	61	59	78	246	256
Auto	498	516	516	542	509	527	531	597	2,072	2,164
Homeowners (3)	109	116	116	101	103	116	123	114	442	456
Average Premium - Gross Written ($) (4)
Standard auto	455	450	447	447	450	446	442	439	450	444
Non-standard auto	605	596	601	598	598	586	620	621	600	606
Auto	460	455	452	452	455	451	448	446	455	450
Homeowners	1,104	1,096	1,080	1,065	1,031	1,001	989	975	1,087	999
Average Premium - Net Earned ($) (5)
Standard auto	437	433	433	431	428	429	429	430	433	429
Non-standard auto	544	538	545	542	533	533	573	579	542	555
Auto	440	436	437	434	432	432	434	435	437	433
Homeowners	973	949	925	904	890	871	856	844	937	865
Renewal Ratio (%) (6)
Standard auto	89.0	89.0	89.0	88.7	88.8	89.1	89.2	88.9	88.9	89.0
Non-standard auto	70.6	70.1	71.2	69.1	69.7	70.6	70.8	70.4	70.2	70.4
Auto	88.4	88.3	88.3	88.0	88.0	88.4	88.5	88.1	88.2	88.3
Homeowners	87.5	87.2	87.0	87.4	88.1	88.4	88.4	88.3	87.3	88.3
Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	(2.1)	(1.2)	1.9	(2.1)	(3.5)	(3.3)	(2.3)	3.1	(0.9)	(1.6)
Non-standard auto	(4.0)	1.3	3.2	(1.0)	(0.3)	(5.9)	(2.4)	2.3	(0.1)	(1.6)
Auto	(2.4)	(1.4)	1.6	(2.5)	(3.8)	(3.9)	(2.7)	2.7	(1.2)	(2.0)
Property Damage Claim Frequency
(% change year-over-year)
Standard auto	(3.7)	(1.2)	1.4	(4.1)	(2.6)	(2.6)	(3.9)	1.2	(1.9)	(2.0)
Non-standard auto	(3.7)	(1.9)	0.9	(1.2)	1.1	(2.7)	(1.8)	0.5	(1.4)	(0.7)
Auto	(3.9)	(1.4)	1.1	(4.3)	(2.7)	(2.9)	(4.0)	0.9	(2.1)	(2.2)
Auto Paid Severity
(% change year-over-year)
Bodily injury	5.2	6.8	3.4	1.2	1.9	0.2	0.4	3.6	4.1	1.5
Property damage	0.4	3.9	3.0	4.6	5.8	1.0	1.1	0.8	3.0	2.2
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(10.0)	(11.4)	(6.7)	(4.8)	4.5	6.0	(0.8)	1.7	(8.4)	2.9
Claim severity	6.0	5.8	2.0	(0.4)	(1.9)	3.3	3.4	3.5	3.3	2.1

(1)             Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)             New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection market segment.  Does not include automobiles that are added by existing customers.

(3)             Excess and surplus lines are excluded from homeowners new issued applications.  All other homeowners statistics include excess and surplus lines.

(4)             Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)             Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)         Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Twelve months ended December 31, 2012

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$116	$67	57.8%	$(11)	-9.5%
Other hurricane exposure states	3,261	2,148	65.9%	928	28.5%
Total hurricane exposure states (2)	3,377	2,215	65.6%	917	27.2%		20	8.6%
Other catastrophe exposure states	2,982	1,909	64.0%	577	19.3%		30	8.0%

Total	$6,359	$4,124	64.9%	$1,494	23.5%	84	50	8.4%

	2003 to 2012 Historical Information
					Effect of
	Earned	Incurred		Catastrophe	catastrophes
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio

Florida	$1,665	$2,383	143.1%	$1,499	90.0%
Other hurricane exposure states	30,970	25,311	81.7%	11,670	37.7%
Total hurricane exposure states (2)	32,635	27,694	84.9%	13,169	40.4%
Other catastrophe exposure states	28,643	19,760	69.0%	6,701	23.4%

Total	$61,278	$47,454	77.4%	$19,870	32.4%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of catastrophe losses relating to earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2003	2.2	9.2	6.1	6.5	6.0	$24,677	$1,489	$1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0

Average	4.6	10.5	16.9	6.8	9.7				5.9

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended December 31, 2012
						Average
	Number		Claim and		Combined	catastrophe
	of events		claim expense		ratio impact	loss per event
Size of catastrophe
Greater than $250 million	1	10.0%	$1,117	105.3%	16.6	$1,117
$101 million to $250 million	-	-	-	-	-	-
$50 million to $100 million	-	-	-	-	-	-
Less than $50 million	9	90.0	47	4.4	0.7	5
Total	10	100.0%	1,164	109.7	17.3	116
Prior year reserve reestimates			(80)	(7.5)	(1.2)
Prior quarter reserve reestimates			(23)	(2.2)	(0.4)
Total catastrophe losses			$1,061	100.0%	15.7

Twelve months ended December 31, 2012
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	1	1.2%	$1,117	47.6%	4.2	$1,117
$101 million to $250 million	5	5.9	690	29.4	2.6	138
$50 million to $100 million	4	4.8	301	12.9	1.1	75
Less than $50 million	74	88.1	647	27.6	2.4	9
Total	84	100.0%	2,755	117.5	10.3	33
Prior year reserve reestimates			(410)	(17.5)	(1.5)
Total catastrophe losses			$2,345	100.0%	8.8

2003 through 2012
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million
Hurricane Katrina - 2005	LA			$3,583	14.0%	1.4	$3,583
Sandy - 2012	NY, NJ			1,117	4.4	0.4	1,117
Hurricane Rita - 2005	TX			891	3.5	0.3	891
Hurricane Ike - 2008	TX			844	3.3	0.3	844
Hurricane Ivan - 2004	FL			630	2.5	0.2	630
Hurricane Charley - 2004	FL			599	2.3	0.2	599
Hurricane Frances - 2004	FL			545	2.1	0.2	545
Hurricane Wilma - 2005	FL			522	2.0	0.2	522
May 2011 Tornados	TX, OH, MO			460	1.8	0.2	460
Hurricane Irene - 2011	NY, NJ, MD			417	1.6	0.2	417
Hurricane Jeanne - 2004	FL			334	1.3	0.2	334
October 2003 Fires	CA			300	1.2	0.1	300
April 27th 2011 Tornados	AL			299	1.2	0.1	299
Arizona Hail - 2010	AZ			284	1.1	0.1	284
Hurricane Gustav - 2008	LA			268	1.1	0.1	268
Greater than $250 million		15	1.9%	11,093	43.4	4.2	740
$101 million to $250 million		22	2.8	3,439	13.5	1.3	156
$50 million to $100 million		55	6.9	3,810	14.9	1.5	69
Less than $50 million		704	88.4	7,211	28.2	2.7	10
Total		796	100.0%	$25,553	100.0%	9.7	32

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Prior Year Reserve Reestimates (1)

Auto	$(100)	$(134)	$(83)	$(48)	$(136)	$(136)	$(90)	$(19)	$(365)	$(381)
Homeowners	(74)	(72)	(56)	(119)	(30)	(4)	3	(38)	(321)	(69)
Other personal lines	17	15	(22)	(40)	33	12	36	13	(30)	94

Allstate Protection	(157)	(191)	(161)	(207)	(133)	(128)	(51)	(44)	(716)	(356)

Discontinued Lines and Coverages	3	42	3	3	3	11	4	3	51	21

Property-Liability	$(154)	$(149)	$(158)	$(204)	$(130)	$(117)	$(47)	$(41)	$(665)	$(335)

Allstate brand (2)	$(134)	$(181)	$(151)	$(205)	$(142)	$(132)	$(49)	$(48)	$(671)	$(371)
Encompass brand (2)	(23)	(10)	(10)	(2)	9	4	(2)	4	(45)	15
Esurance brand	-	-	-	-	-	-	-	-	-	-

Allstate Protection (2)	$(157)	$(191)	$(161)	$(207)	$(133)	$(128)	$(51)	$(44)	$(716)	$(356)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)(3)

Auto	(1.5)	(2.0)	(1.3)	(0.7)	(2.1)	(2.1)	(1.4)	(0.3)	(1.4)	(1.5)
Homeowners	(1.1)	(1.1)	(0.8)	(1.8)	(0.4)	(0.1)	-	(0.6)	(1.2)	(0.3)
Other personal lines	0.3	0.2	(0.3)	(0.6)	0.5	0.2	0.6	0.2	(0.1)	0.4

Allstate Protection	(2.3)	(2.9)	(2.4)	(3.1)	(2.0)	(2.0)	(0.8)	(0.7)	(2.7)	(1.4)

Discontinued Lines and Coverages	-	0.7	-	-	-	0.2	0.1	-	0.2	0.1

Property-Liability	(2.3)	(2.2)	(2.4)	(3.1)	(2.0)	(1.8)	(0.7)	(0.7)	(2.5)	(1.3)

Allstate brand	(2.0)	(2.7)	(2.3)	(3.1)	(2.1)	(2.1)	(0.8)	(0.8)	(2.5)	(1.4)
Encompass brand	(0.3)	(0.2)	(0.1)	-	0.1	0.1	-	0.1	(0.2)	-
Esurance brand	-	-	-	-	-	-	-	-	-	-

Allstate Protection	(2.3)	(2.9)	(2.4)	(3.1)	(2.0)	(2.0)	(0.8)	(0.7)	(2.7)	(1.4)

(1)                 Favorable reserve reestimates are shown in parentheses.

(2)                 Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $78 million, $2 million and $80 million in the three months ended December 31, 2012, respectively, compared to $32 million for both Allstate Brand and Allstate Protection in the same period of 2011.  Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $388 million, $22 million and $410 million in the twelve months ended December 31, 2012, respectively, compared to $130 million for both Allstate Brand and Allstate Protection in the same period of 2011.

(3)                 Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL PRIOR YEAR RESERVE REESTIMATES (1)

($ in millions)

	Twelve months ended December 31,

	2012	2011	2010	2009	2008

Allstate brand	$(671)	$(371)	$(181)	$(126)	$155
Encompass brand	(45)	15	(6)	(10)	(3)
Esurance brand	-	-	-	-	-

Allstate Protection	(716)	(356)	(187)	(136)	152

Discontinued Lines and Coverages	51	21	28	24	18

Property-Liability	$(665)	$(335)	$(159)	$(112)	$170

Effect of Property-Liability prior year reserve reestimates on the combined ratio	(2.5)	(1.3)	(0.6)	(0.4)	0.7

(1) Favorable reserve reestimates are shown in parentheses.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY LOSS RESERVES

($ in millions)

	Twelve months ended December 31,

	2012	2011	2010	2009	2008
(net of reinsurance)

Net reserve for claims and claims expense, beginning of year	$17,787	$17,396	$17,028	$17,182	$16,660
Acquisitions	(13)	425	-	-	-
Claims and claims expense
Provision attributable to the current year	19,149	20,496	19,110	18,858	19,894
Change in provision attributable to prior years (1)	(665)	(335)	(159)	(112)	170
Total claims and claims expense	18,484	20,161	18,951	18,746	20,064

Payments
Claims and claims expense attributable to current year	(12,545)	(13,893)	(12,012)	(11,906)	(12,658)
Claims and claims expense attributable to prior years	(6,435)	(6,302)	(6,571)	(6,994)	(6,884)
Total payments	(18,980)	(20,195)	(18,583)	(18,900)	(19,542)

Net reserve for claims and claims expense, end of year (2)	$17,278	$17,787	$17,396	$17,028	$17,182

Percent change in loss reserves	(2.9)%	2.2%	2.2%	(0.9)%	3.1%

(1) Reserve reestimates due to:
Asbestos and environmental claims	$48	$26	$23	$5	$8
All other property-liability claims	(713)	(361)	(182)	(117)	162
Change in pre-tax reserve	$(665)	$(335)	$(159)	$(112)	$170

(2)                Net reserves for claims and claims expense are net of expected reinsurance recoveries of $4.01 billion, $2.59 billion, $2.07 billion, $2.14 billion and $2.27 billion at December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended				Twelve months ended December 31,

	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2012	2012	2011	2010	2009	2008
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,050	$1,034	$1,050	$1,078	$1,078	$1,100	$1,180	$1,228	$1,302
Incurred claims and claims expense	-	26	-	-	26	26	5	(8)	8
Claims and claims expense paid	(24)	(10)	(16)	(28)	(78)	(48)	(85)	(40)	(82)
Ending reserves	$1,026	$1,050	$1,034	$1,050	$1,026	$1,078	$1,100	$1,180	$1,228

Claims and claims expense paid as a percent of ending reserves	2.3%	1.0%	1.5%	2.7%	7.6%	4.5%	7.7%	3.4%	6.7%

Environmental claims
Beginning reserves	$201	$181	$183	$185	$185	$201	$198	$195	$232
Incurred claims and claims expense	-	22	-	-	22	-	18	13	-
Claims and claims expense paid	(8)	(2)	(2)	(2)	(14)	(16)	(15)	(10)	(37)
Ending reserves	$193	$201	$181	$183	$193	$185	$201	$198	$195

Claims and claims expense paid as a percent of ending reserves	4.1%	1.0%	1.1%	1.1%	7.3%	8.6%	7.5%	5.1%	19.0%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Investments	$56,999	$58,155	$57,734	$57,620	$57,373	$59,068	$59,659	$60,484	$56,999	$57,373

Premiums	$299	$291	$291	$287	$305	$287	$286	$312	$1,168	$1,190
Contract charges	267	272	268	266	265	265	261	257	1,073	1,048
Net investment income	665	632	663	687	656	682	694	684	2,647	2,716
Periodic settlements and accruals on non-hedge derivative instruments	10	15	15	15	16	18	19	17	55	70
Contract benefits	(464)	(453)	(462)	(439)	(430)	(455)	(422)	(454)	(1,818)	(1,761)
Interest credited to contractholder funds	(347)	(357)	(362)	(368)	(385)	(395)	(412)	(425)	(1,434)	(1,617)
Amortization of deferred policy acquisition costs	(71)	(117)	(76)	(86)	(78)	(83)	(87)	(95)	(350)	(343)
Operating costs and expenses	(152)	(147)	(135)	(142)	(159)	(129)	(135)	(132)	(576)	(555)
Restructuring and related charges	-	-	-	-	(3)	-	-	2	-	(1)
Income tax expense on operations	(63)	(39)	(64)	(70)	(57)	(61)	(69)	(53)	(236)	(240)

Operating income	144	97	138	150	130	129	135	113	529	507

Realized capital gains and losses, after-tax	37	(36)	5	(14)	43	142	40	25	(8)	250
Valuation changes on embedded derivatives that are not hedged, after-tax	(6)	97	(3)	(6)	(13)	(4)	(3)	8	82	(12)
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	(28)	-	(10)	(16)	(65)	(5)	(22)	(42)	(108)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	4	-	-	-	-	-	3	4	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	(9)	(10)	(10)	(10)	(12)	(11)	(12)	(36)	(45)
Gain (loss) on disposition of operations, after-tax	2	6	2	2	1	2	5	(13)	12	(5)

Net income	$166	$131	$132	$112	$135	$192	$161	$102	$541	$590

THE ALLSTATE CORPORATION

HISTORICAL ALLSTATE FINANCIAL RESULTS

($ in millions)

	As of or for the Year Ended December 31,

	2012		2011	2010	2009	2008

Investments	$56,999		$57,373	$61,582	$62,216	$61,449

Premiums	1,168		1,190	1,138	969	943
Contract charges	1,073		1,048	1,030	989	952
Net investment income	2,647		2,716	2,853	3,064	3,811
Periodic settlements and accruals on non-hedge derivative instruments	55		70	51	14	20
Contract benefits	(1,818)		(1,761)	(1,815)	(1,617)	(1,612)
Interest credited to contractholder funds	(1,434)		(1,617)	(1,798)	(2,038)	(2,417)
Amortization of deferred policy acquisition costs	(350)		(343)	(236)	(337)	(440)
Operating costs and expenses	(576)		(555)	(568)	(535)	(657)
Restructuring and related charges	-		(1)	3	(25)	(1)
Income tax expense on operations	(236)		(240)	(214)	(148)	(191)

Operating income	529		507	444	336	408

Realized capital gains and losses, after-tax	(8)		250	(337)	(417)	(2,034)
Valuation changes on embedded derivatives that are not hedged, after-tax	82		(12)	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(42)		(108)	(29)	(153)	333
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	4		3	(12)	(219)	(203)
Non-recurring items, after-tax (1)	-		-	-	-	(80)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(36)		(45)	(33)	(9)	(13)
Gain (loss) on disposition of operations, after-tax	12		(5)	9	10	3

Net income (loss)	$541		$590	$42	$(452)	$(1,586)

Life insurance in force, net of reinsurance	$326,169	(2)	$306,397	$294,149	$281,961	$280,042

(1)                 During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $123 million, pre-tax ($80 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield.  The deficiency was recorded through a reduction in deferred acquisition costs.

(2)                 Estimated using the most available information.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2012	2012	2011	2011	2011	2011
Return on Attributed Equity

Numerator:

Net income (1)	$541	$510	$571	$600	$590	$527	$417	$141

Denominator:

Beginning attributed equity (2)	$7,230	$7,044	$6,868	$6,568	$6,385	$6,450	$5,895	$5,510
Ending attributed equity	8,446	8,291	7,737	7,475	7,230	7,044	6,868	6,568

Average attributed equity (3)	$7,838	$7,668	$7,303	$7,022	$6,808	$6,747	$6,382	$6,039

Return on attributed equity	6.9%	6.7%	7.8%	8.5%	8.7%	7.8%	6.5%	2.3%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$529	$515	$547	$544	$507	$472	$447	$426

Denominator:

Beginning attributed equity (2)	$7,230	$7,044	$6,868	$6,568	$6,385	$6,450	$5,895	$5,510
Unrealized net capital gains and losses	842	776	792	656	548	685	183	(316)
Adjusted beginning attributed equity	6,388	6,268	6,076	5,912	5,837	5,765	5,712	5,826

Ending attributed equity	8,446	8,291	7,737	7,475	7,230	7,044	6,868	6,568
Unrealized net capital gains and losses	1,678	1,666	1,240	1,073	842	776	792	656
Adjusted ending attributed equity	6,768	6,625	6,497	6,402	6,388	6,268	6,076	5,912

Average adjusted attributed equity (3)	$6,578	$6,447	$6,287	$6,157	$6,113	$6,017	$5,894	$5,869

Operating income return on attributed equity	8.0%	8.0%	8.7%	8.8%	8.3%	7.8%	7.6%	7.3%

(1)           Net income and operating income reflect a trailing twelve-month period.

(2)            Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for American Heritage Life Investment Corporation, and the equity for Allstate Bank. Allstate Bank’s equity is zero beginning March 31, 2012.

(3)           Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011
PREMIUMS AND CONTRACT CHARGES -
BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$123	$117	$117	$113	$113	$111	$109	$108	$470	$441
Accident and health insurance premiums	167	164	160	162	160	160	162	161	653	643
Interest-sensitive life insurance contract charges	265	267	263	260	256	258	253	248	1,055	1,015
	555	548	540	535	529	529	524	517	2,178	2,099
Annuities
Immediate annuities with life contingencies premiums	9	10	14	12	32	16	15	43	45	106
Other fixed annuity contract charges	2	5	5	6	9	7	8	9	18	33
	11	15	19	18	41	23	23	52	63	139
Total	$566	$563	$559	$553	$570	$552	$547	$569	$2,241	$2,238

PREMIUMS AND CONTRACT CHARGES -
BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$278	$261	$272	$266	$264	$260	$256	$251	$1,077	$1,031
Workplace enrolling agents	180	174	170	170	171	171	169	168	694	679
Other(2)	108	128	117	117	135	121	122	150	470	528
Total	$566	$563	$559	$553	$570	$552	$547	$569	$2,241	$2,238

ISSUED LIFE INSURANCE POLICIES BY
DISTRIBUTION CHANNEL(3)

Allstate agencies (1)	50,428	32,076	30,544	29,714	45,053	30,006	29,794	25,709	142,762	130,562
Other	1,006	766	780	876	812	885	931	981	3,428	3,609
Total	51,434	32,842	31,324	30,590	45,865	30,891	30,725	26,690	146,190	134,171

ALLSTATE BENEFITS NEW BUSINESS
WRITTEN PREMIUMS(4)	$136	$62	$59	$53	$120	$64	$57	$50	$310	$291

(1)            Includes products directly sold through call centers and internet.

(2)            Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.

(3)            Excludes Allstate Benefits and non-proprietary products.

(4)            New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits’s business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Beginning balance	$40,110	$40,832	$41,603	$42,332	$43,776	$45,078	$46,834	$48,195	$42,332	$48,195

Deposits
Fixed annuities	318	272	185	153	228	133	142	164	928	667
Interest-sensitive life insurance	357	323	335	332	325	320	316	330	1,347	1,291
Bank deposits	-	-	-	-	18	33	97	212	-	360
Total deposits	675	595	520	485	571	486	555	706	2,275	2,318

Interest credited	362	213	369	379	406	400	413	410	1,323	1,629

Maturities, benefits, withdrawals and other adjustments
Benefits	(434)	(341)	(331)	(357)	(326)	(396)	(367)	(372)	(1,463)	(1,461)
Surrenders and partial withdrawals	(1,157)	(941)	(949)	(943)	(1,052)	(1,351)	(1,513)	(1,019)	(3,990)	(4,935)
Bank withdrawals	-	-	-	-	(817)	(162)	(210)	(274)	-	(1,463)
Maturities of and interest payments on institutional products	(48)	(1)	(88)	(1)	(48)	(26)	(306)	(487)	(138)	(867)
Contract charges	(272)	(264)	(266)	(264)	(265)	(257)	(255)	(251)	(1,066)	(1,028)
Net transfers from separate accounts	4	3	2	2	3	3	3	3	11	12
Fair value hedge adjustments for institutional products	-	-	-	-	-	-	-	(34)	-	(34)
Other adjustments	79	14	(28)	(30)	84	1	(76)	(43)	35	(34)
Total maturities, benefits, withdrawals and other adjustments	(1,828)	(1,530)	(1,660)	(1,593)	(2,421)	(2,188)	(2,724)	(2,477)	(6,611)	(9,810)

Ending balance	$39,319	$40,110	$40,832	$41,603	$42,332	$43,776	$45,078	$46,834	$39,319	$42,332

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Benefit spread
Premiums	$299	$291	$291	$287	$305	$287	$286	$312	$1,168	$1,190
Cost of insurance contract charges (1)	173	180	173	170	168	167	162	162	696	659
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(331)	(318)	(326)	(305)	(294)	(320)	(287)	(319)	(1,280)	(1,220)
Total benefit spread	141	153	138	152	179	134	161	155	584	629

Investment spread
Net investment income	665	632	663	687	656	682	694	684	2,647	2,716
Implied interest on immediate annuities with life contingencies (2)	(133)	(135)	(136)	(134)	(136)	(135)	(135)	(135)	(538)	(541)
Interest credited to contractholder funds	(357)	(215)	(366)	(378)	(405)	(405)	(417)	(418)	(1,316)	(1,645)
Total investment spread	175	282	161	175	115	142	142	131	793	530

Surrender charges and contract maintenance expense fees (1)	94	92	95	96	97	98	99	95	377	389
Realized capital gains and losses	56	(56)	8	(21)	68	219	62	39	(13)	388
Amortization of deferred policy acquisition costs	(77)	(146)	(77)	(101)	(101)	(180)	(93)	(120)	(401)	(494)
Operating costs and expenses	(152)	(147)	(135)	(142)	(159)	(129)	(135)	(132)	(576)	(555)
Restructuring and related charges	-	-	-	-	(3)	-	-	2	-	(1)
Gain (loss) on disposition of operations	3	9	3	3	2	4	7	(20)	18	(7)
Income tax expense	(74)	(56)	(61)	(50)	(63)	(96)	(82)	(48)	(241)	(289)

Net income	$166	$131	$132	$112	$135	$192	$161	$102	$541	$590

Benefit spread by product group
Life insurance	$79	$90	$87	$91	$74	$90	$98	$93	$347	$355
Accident and health insurance	82	76	72	73	114	70	71	74	303	329
Annuities	(20)	(13)	(21)	(12)	(9)	(26)	(8)	(12)	(66)	(55)
Total benefit spread	$141	$153	$138	$152	$179	$134	$161	$155	$584	$629

Investment spread by product group
Annuities and institutional products	$85	$39	$71	$97	$43	$54	$55	$36	$292	$188
Life insurance	21	23	20	18	12	17	14	11	82	54
Allstate Bank products	-	-	-	-	2	6	6	8	-	22
Accident and health insurance	6	7	6	6	5	4	5	5	25	19
Net investment income on investments supporting capital	72	64	68	64	73	67	66	59	268	265
Investment spread before valuation changes on embedded derivatives that are not hedged	184	133	165	185	135	148	146	119	667	548
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	(9)	149	(4)	(10)	(20)	(6)	(4)	12	126	(18)
Total investment spread	$175	$282	$161	$175	$115	$142	$142	$131	$793	$530

(1) Reconciliation of contract charges
Cost of insurance contract charges	$173	$180	$173	$170	$168	$167	$162	$162	$696	$659
Surrender charges and contract maintenance expense fees	94	92	95	96	97	98	99	95	377	389
Total contract charges	$267	$272	$268	$266	$265	$265	$261	$257	$1,073	$1,048

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(331)	$(318)	$(326)	$(305)	$(294)	$(320)	$(287)	$(319)	$(1,280)	$(1,220)
Implied interest on immediate annuities with life contingencies	(133)	(135)	(136)	(134)	(136)	(135)	(135)	(135)	(538)	(541)
Total contract benefits	$(464)	$(453)	$(462)	$(439)	$(430)	$(455)	$(422)	$(454)	$(1,818)	$(1,761)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended December 31, 2012			Three months ended December 31, 2011

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.1%	4.0%	1.1%	5.3%	4.2%	1.1%
Deferred fixed annuities and institutional products	4.8	3.2	1.6	4.5	3.2	1.3
Immediate fixed annuities with and without life contingencies	6.9	6.1	0.8	6.2	6.2	-
Investments supporting capital, traditional life and other products	4.1	n/a	n/a	4.0	n/a	n/a

	Twelve months ended December 31, 2012			Twelve months ended December 31, 2011

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.2%	4.0%	1.2%	5.4%	4.2%	1.2%
Deferred fixed annuities and institutional products	4.6	3.2	1.4	4.6	3.3	1.3
Immediate fixed annuities with and without life contingencies	6.9	6.1	0.8	6.3	6.2	0.1
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	3.9	n/a	n/a

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of December 31, 2012		Twelve months ended December 31, 2012	Twelve months ended
				Dec.	Sept.	June	March	Dec.
		Attributed equity		2012	2012	2012	2012	2011
	Reserves and	excluding unrealized	Operating	Operating income return
	Contractholder funds	capital gains/losses (3)(4)	income (5)	on attributed equity (%)
Underwritten products
Life insurance	$14,317	$2,603	$224	9.0%	9.0%	10.8%	11.3%	11.2%
Accident and health insurance	2,013	644	80	12.7	16.6	16.3	15.9	16.2
Subtotal	16,330	3,247	304	9.7	10.6	11.9	12.2	12.3
Annuities and institutional and bank products:
Deferred Annuities	22,542	1,954	197	9.8	9.1	9.2	9.2	9.2
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,171	1,005	(7)	(0.7)	(0.7)	(0.7)	(1.0)	(2.9)
Standard structured settlements and SPIA (2)	8,304	504	39	9.0	5.3	5.3	5.7	(0.3)
Subtotal	13,475	1,509	32	2.4	1.1	1.1	0.9	(2.2)
Institutional products	1,867	58	(4)
Subtotal	37,884	3,521	225	6.5	5.7	5.9	5.9	4.9
Total Allstate Financial	$54,214	$6,768	$529	8.0	8.0	8.7	8.8	8.3

	Twelve months ended December 31, 2012
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$224	$80	$225	$529
Realized capital gains and losses, after-tax	6	1	(15)	(8)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	82	82
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(11)	-	(31)	(42)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	4	-	-	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	(37)	(36)
Gain on disposition of operations, after-tax	2	-	10	12
Net income	$226	$81	$234	$541

(1)

Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)

Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)

Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for American Heritage Life Investment Corporation, and the equity for Allstate Bank. Allstate Bank’s equity is zero beginning March 31, 2012.

(4)

Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)	Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

Net investment income	$6	$9	$11	$11	$10	$14	$16	$14	$37	$54
Operating costs and expenses	(96)	(90)	(107)	(86)	(88)	(116)	(98)	(91)	(379)	(393)
Income tax benefit on operations	35	34	33	34	29	31	32	31	136	123

Operating loss	(55)	(47)	(63)	(41)	(49)	(71)	(50)	(46)	(206)	(216)

Business combination expenses, after-tax	-	-	-	-	(10)	-	-	-	-	(10)
Realized capital gains and losses, after-tax	3	-	-	-	5	13	2	-	3	20
Net loss	$(52)	$(47)	$(63)	$(41)	$(54)	$(58)	$(48)	$(46)	$(203)	$(206)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2012	2012	2012	2012	2011	2012	2012	2012	2012	2011

Fixed income securities, at fair value:
Tax-exempt	$7,419	$8,002	$7,915	$7,634	$8,239	$3	$28	$29	$37	$38
Taxable	22,262	21,787	21,578	21,272	19,562	45,793	46,317	46,390	46,232	46,252
Equity securities, at fair value	3,671	3,660	3,470	3,636	4,165	366	216	211	211	198
Mortgage loans	493	498	494	494	474	6,077	6,406	6,434	6,673	6,665
Limited partnership interests	2,991	3,106	2,877	2,889	3,055	1,924	1,860	1,806	1,729	1,612
Short-term, at fair value	912	756	699	608	451	907	1,320	893	681	645
Other	467	200	253	192	52	1,929	2,008	1,971	2,057	1,963
Total	$38,215	$38,009	$37,286	$36,725	$35,998	$56,999	$58,155	$57,734	$57,620	$57,373

Fixed income securities, at amortized cost:
Tax-exempt	$7,061	$7,616	$7,592	$7,350	$7,935	$3	$28	$29	$36	$37
Taxable	21,311	20,752	20,878	20,742	19,188	42,043	42,495	43,464	43,936	44,259
Ratio of fair value to amortized cost	104.6%	105.0%	103.6%	102.9%	102.5%	108.9%	109.0%	106.7%	105.2%	104.5%
Equity securities, at cost	$3,250	$3,271	$3,270	$3,270	$4,044	$327	$158	$160	$160	$159
Short-term, at amortized cost	912	756	699	608	451	907	1,320	893	681	645

	CORPORATE AND OTHER					CONSOLIDATED

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2012	2012	2012	2012	2011	2012	2012	2012	2012	2011

Fixed income securities, at fair value:
Tax-exempt	$616	$724	$775	$748	$728	$8,038	$8,754	$8,719	$8,419	$9,005
Taxable	924	871	1,239	1,300	1,294	68,979	68,975	69,207	68,804	67,108
Equity securities, at fair value	-	-	-	-	-	4,037	3,876	3,681	3,847	4,363
Mortgage loans	-	-	-	-	-	6,570	6,904	6,928	7,167	7,139
Limited partnership interests	7	8	11	19	30	4,922	4,974	4,694	4,637	4,697
Short-term, at fair value	517	749	275	597	195	2,336	2,825	1,867	1,886	1,291
Other	-	-	-	-	-	2,396	2,208	2,224	2,249	2,015
Total	$2,064	$2,352	$2,300	$2,664	$2,247	$97,278	$98,516	$97,320	$97,009	$95,618

Fixed income securities, at amortized cost:
Tax-exempt	$580	$684	$739	$714	$689	$7,644	$8,328	$8,360	$8,100	$8,661
Taxable	917	857	1,223	1,282	1,271	64,271	64,104	65,565	65,960	64,718
Ratio of fair value to amortized cost	102.9%	103.5%	102.7%	102.6%	103.2%	107.1%	107.3%	105.4%	104.3%	103.7%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,577	$3,429	$3,430	$3,430	$4,203
Short-term, at amortized cost	517	749	275	597	195	2,336	2,825	1,867	1,886	1,291

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of December 31, 2012

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other	Total

Infrastructure and real assets
Infrastructure and real assets - debt (1)	$15,143	$-	$-	$-	$-	$-	$15,143
Infrastructure and real assets - equity (1)	-	295	-	479	-	-	774
	15,143	295	-	479	-	-	15,917
Real estate
Real estate - debt	4,530	-	6,570	-	-	-	11,100
Real estate - equity	-	120		1,563		125	1,808
Tax credit funds	-	-	-	669	-	-	669
	4,530	120	6,570	2,232	-	125	13,577
Consumer goods (cyclical and non-cyclical)	10,960	755	-	-	-	-	11,715

Banking & financial services
Banking	3,847	169	-	-	-	-	4,016
Financial services (1)	4,126	215	-	-	-	-	4,341
Credit card and student loan ABS	637	-	-	-	-	-	637
Consumer auto ABS	486	-	-	-	-	-	486
	9,096	384	-	-	-	-	9,480
Municipal - General obligation, revenue and taxable	9,409	-	-	-	-	-	9,409
Government & agencies
U.S. government and agencies	4,713	-	-	-	703	-	5,416
Foreign government	2,020	-	-	-	-	-	2,020
	6,733	-	-	-	703	-	7,436
Technology and communications
Communications	3,183	134	-	-	-	-	3,317
Technology	2,498	252	-	-	-	-	2,750
	5,681	386	-	-	-	-	6,067
Capital goods	5,690	189	-	-	-	-	5,879
Basic & other industies
Basic industry	2,814	163	-	-	-	-	2,977
Other industries (1)	1,202	-	-	-	-	-	1,202
	4,016	163	-	-	-	-	4,179
Transportation	2,761	53	-	-	-	-	2,814
ABS other	2,501	-	-	-	-	-	2,501
Private equity	-	-	-	1,872	-	-	1,872
Emerging markets
Fixed income funds	-	808	-	-	-	-	808
Foreign government (2)	497	-	-	-	-	-	497
Equity index based funds	-	436	-	-	-	-	436
	497	1,244	-	-	-	-	1,741
Other equity market index based funds	-	448	-	-	-	-	448
Hedge funds	-	-	-	339	-	-	339
Other (3)	-	-	-	-	1,633	2,271	3,904
Total investments	$77,017	$4,037	$6,570	$4,922	$2,336	$2,396	$97,278

(1)	Includes municipal bonds
(2)	Includes emerging market soverign debt of $487 million.
(3)	Other includes derivatives, policy loans, agent loans, bank loans and short-term investments.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	December 31, 2012			September 30, 2012			June 30, 2012

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$326	$4,713	107.4	$371	$4,772	108.4	$374	$5,246	107.7
Municipal	930	13,069	107.7	922	13,970	107.1	805	13,892	106.2
Corporate	3,594	48,537	108.0	3,810	48,154	108.6	3,025	47,254	106.8
Foreign government	227	2,517	109.9	240	2,255	111.9	227	2,169	111.7
Asset-backed securities (“ABS”)	1	3,624	100.0	(30)	3,673	99.2	(105)	3,949	97.4
Residential mortgage-backed securities (“RMBS”)	32	3,032	101.1	4	3,348	100.1	(212)	3,675	94.5
Commercial mortgage-backed securities (“CMBS”)	(12)	1,498	99.2	(25)	1,530	98.4	(115)	1,716	93.7
Redeemable preferred stock	4	27	117.4	5	27	122.7	2	25	108.7
Total fixed income securities	5,102	77,017	107.1	5,297	77,729	107.3	4,001	77,926	105.4

Equity securities	460	4,037	112.9	447	3,876	113.0	251	3,681	107.3
Short-term investments	-	2,336	100.0	-	2,825	100.0	-	1,867	100.0
Derivatives	(22)	133	85.8	(19)	251	93.0	(16)	187	92.1
EMA limited partnership interests (2)	7	n/a	n/a	6	n/a	n/a	4	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$5,547	$83,523	107.1	$5,731	$84,681	107.3	$4,240	$83,661	105.3

Amounts recognized for:
Insurance reserves (3)	(771)			(876)			(700)
DAC and DSI (4)	(412)			(420)			(352)
Amounts recognized	(1,183)			(1,296)			(1,052)
Deferred income taxes	(1,530)			(1,555)			(1,118)
Unrealized net capital gains and losses, after-tax	$2,834			$2,880			$2,070

	March 31, 2012			December 31, 2011			September 30, 2011

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$282	$5,541	105.4	$349	$6,315	105.8	$337	$4,346	108.4
Municipal	644	13,614	105.0	607	14,241	104.5	554	14,999	103.8
Corporate	2,512	46,331	105.7	2,364	43,581	105.7	2,194	44,529	105.2
Foreign government	195	1,989	110.9	215	2,081	111.5	192	2,133	109.9
ABS	(130)	4,242	97.0	(214)	3,966	94.9	(204)	3,906	95.0
RMBS	(231)	3,728	94.2	(411)	4,121	90.9	(395)	4,632	92.1
CMBS	(111)	1,753	94.0	(178)	1,784	90.9	(221)	1,824	89.2
Redeemable preferred stock	2	25	108.7	2	24	109.1	2	25	108.7
Total fixed income securities	3,163	77,223	104.3	2,734	76,113	103.7	2,459	76,394	103.3

Equity securities	417	3,847	112.2	160	4,363	103.8	(95)	4,157	97.8
Short-term investments	-	1,886	100.0	-	1,291	100.0	-	3,517	100.0
Derivatives	(21)	273	92.9	(17)	168	90.8	(15)	244	94.2
EMA limited partnership interests (2)	1	n/a	n/a	2	n/a	n/a	7	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$3,560	$83,229	104.5	$2,879	$81,935	103.6	$2,356	$84,312	102.9

Amounts recognized for:
Insurance reserves (3)	(443)			(594)			(603)
DAC and DSI (4)	(230)			(124)			(109)
Amounts recognized	(673)			(718)			(712)
Deferred income taxes	(1,013)			(761)			(579)
Unrealized net capital gains and losses, after-tax	$1,874			$1,400			$1,065

(1)           The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)           Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)            The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)           The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011
NET INVESTMENT INCOME
Fixed income securities	$793	$817	$818	$806	$823	$862	$899	$900	$3,234	$3,484
Equity securities	53	29	24	21	46	23	34	19	127	122
Mortgage loans	97	92	92	93	92	91	87	89	374	359
Limited partnership interests (1)	110	22	107	109	27	33	18	10	348	88
Short-term	2	2	1	1	1	2	1	2	6	6
Other	35	33	34	30	31	27	26	11	132	95
Sub-total	1,090	995	1,076	1,060	1,020	1,038	1,065	1,031	4,221	4,154
Less: Investment expense	(57)	(55)	(50)	(49)	(45)	(44)	(45)	(49)	(211)	(183)
Net investment income	$1,033	$940	$1,026	$1,011	$975	$994	$1,020	$982	$4,010	$3,971

PRE-TAX YIELDS (2)
Fixed income securities	4.4%	4.5%	4.4%	4.4%	4.5%	4.6%	4.6%	4.6%	4.4%	4.6%
Equity securities	6.1	3.4	2.8	2.2	4.3	2.2	3.3	1.9	3.5	2.9
Mortgage loans	5.7	5.4	5.2	5.2	5.2	5.2	5.2	5.4	5.4	5.3
Limited partnership interests	8.9	1.8	9.2	9.3	7.4	9.4	5.2	2.8	7.3	6.2
Total portfolio	4.7	4.3	4.6	4.6	4.5	4.5	4.5	4.3	4.6	4.4

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(54)	$(43)	$(49)	$(39)	$(122)	$(190)	$(70)	$(114)	$(185)	$(496)
Change in intent write-downs	-	(3)	(1)	(44)	(2)	(13)	(16)	(69)	(48)	(100)
Net other-than-temporary impairment
losses recognized in earnings	(54)	(46)	(50)	(83)	(124)	(203)	(86)	(183)	(233)	(596)
Sales	261	(24)	70	229	220	692	141	283	536	1,336
Valuation of derivative instruments	(12)	-	(10)	11	(9)	(254)	(50)	22	(11)	(291)
Settlements of derivative instruments	9	(2)	17	11	(33)	20	(3)	(89)	35	(105)
EMA limited partnership income (1)	-	-	-	-	32	9	55	63	-	159
Total	$204	$(72)	$27	$168	$86	$264	$57	$96	$327	$503

TOTAL RETURN ON INVESTMENT PORTFOLIO (3)(4)	1.1%	2.4%	1.8%	2.0%	1.8%	1.1%	2.2%	1.5%	7.3%	6.6%

AVERAGE INVESTMENT BALANCES (in billions) (4)	$92.2	$92.9	$93.2	$93.1	$93.9	$96.0	$97.4	$98.5	$92.7	$96.3

(1)	Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.
(2)

Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(3)

Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average investment balances.

(4)

Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$71	$81	$82	$87	$96	$100	$108	$111	$321	$415
Taxable	188	194	192	178	170	176	180	169	752	695
Equity securities	49	28	22	19	44	20	32	18	118	114
Mortgage loans	5	5	5	6	4	3	1	-	21	8
Limited partnership interests (1) (2)	68	11	68	41	12	15	7	5	188	39
Short-term	2	-	1	1	1	1	-	1	4	3
Other	5	4	3	2	1	-	1	1	14	3
Subtotal	388	323	373	334	328	315	329	305	1,418	1,277
Less: Investment expense	(26)	(24)	(21)	(21)	(19)	(17)	(19)	(21)	(92)	(76)
Net investment income	$362	$299	$352	$313	$309	$298	$310	$284	$1,326	$1,201
Net investment income, after-tax	$258	$220	$254	$232	$233	$225	$236	$219	$964	$913

PRE-TAX YIELDS (3)
Fixed income securities:
Tax-exempt	3.9%	4.2%	4.4%	4.6%	4.6%	4.6%	4.9%	4.8%	4.3%	4.8%
Equivalent yield for tax-exempt	5.7	6.1	6.4	6.7	6.7	6.7	7.1	7.0	6.3	7.0
Taxable	3.6	3.7	3.7	3.6	3.7	3.9	3.8	3.6	3.7	3.8
Equity securities	6.1	3.3	2.7	2.1	4.3	1.9	3.3	1.9	3.5	2.8
Mortgage loans	4.1	4.3	4.2	4.5	4.2	4.5	3.2	6.7	4.3	4.0
Limited partnership interests	8.9	1.5	9.5	5.5	6.3	8.8	4.2	2.9	6.3	5.6
Total portfolio	4.3	3.6	4.2	3.8	4.0	3.9	4.0	3.7	3.9	3.9

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$23	$8	$(4)	$25	$5	$30	$(16)	$(13)	$52	$6
Taxable	98	1	15	(5)	28	119	9	(29)	109	127
Equity securities	25	(14)	13	159	3	(77)	(2)	124	183	48
Limited partnership interests (2)	1	-	1	11	33	(3)	20	46	13	96
Derivatives and other	(4)	(11)	(6)	(1)	(57)	(45)	(19)	(71)	(22)	(192)
Total	$143	$(16)	$19	$189	$12	$24	$(8)	$57	$335	$85

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(41)	$(31)	$(43)	$(19)	$(54)	$(105)	$(27)	$(64)	$(134)	$(250)
Change in intent write-downs	-	(2)	(1)	(28)	(1)	(10)	(11)	(27)	(31)	(49)
Net other-than-temporary impairment losses recognized in earnings	(41)	(33)	(44)	(47)	(55)	(115)	(38)	(91)	(165)	(299)
Sales	187	27	60	237	82	186	29	172	511	469
Valuation of derivative instruments	(2)	3	1	3	(12)	(56)	(12)	26	5	(54)
Settlements of derivative instruments	(1)	(13)	2	(4)	(36)	11	(7)	(95)	(16)	(127)
EMA limited partnership income (2)	-	-	-	-	33	(2)	20	45	-	96
Total	$143	$(16)	$19	$189	$12	$24	$(8)	$57	$335	$85

AVERAGE INVESTMENT BALANCES (in billions) (4)	$36.3	$36.1	$35.8	$35.4	$34.9	$34.9	$35.0	$34.7	$35.9	$34.9

(1)        As of December 31, 2012, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.13 billion.

(2)        Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(3)        Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(4)        Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2012	2011

NET INVESTMENT INCOME
Fixed income securities	$527	$532	$534	$531	$546	$572	$596	$607	$2,124	$2,321
Equity securities	4	1	2	2	2	3	2	1	9	8
Mortgage loans	92	87	87	87	88	88	86	89	353	351
Limited partnership interests (1) (2)	42	11	39	67	15	18	11	5	159	49
Short-term	-	1	-	-	-	1	-	1	1	2
Other	29	29	29	27	29	26	24	9	114	88
Subtotal	694	661	691	714	680	708	719	712	2,760	2,819
Less: Investment expense	(29)	(29)	(28)	(27)	(24)	(26)	(25)	(28)	(113)	(103)
Net investment income	$665	$632	$663	$687	$656	$682	$694	$684	$2,647	$2,716
Net investment income, after-tax	$440	$420	$437	$455	$431	$448	$455	$449	$1,752	$1,783

PRE-TAX YIELDS (3)
Fixed income securities	5.0%	4.9%	4.9%	4.8%	4.9%	5.0%	5.0%	5.0%	4.9%	5.0%
Equity securities	6.2	4.5	5.2	3.9	4.6	8.0	2.9	3.3	4.8	4.6
Mortgage loans	5.9	5.5	5.3	5.2	5.3	5.3	5.2	5.4	5.5	5.3
Limited partnership interests	8.9	2.4	8.8	16.0	8.6	10.2	6.3	2.7	8.9	7.0
Total portfolio	5.2	4.9	5.0	5.2	4.9	5.0	4.9	4.8	5.1	4.9

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$54	$(59)	$(5)	$(49)	$56	$433	$46	$15	$(59)	$550
Equity securities	1	(1)	-	-	-	-	17	(2)	-	15
Mortgage loans	3	(3)	9	(1)	10	(28)	(3)	(4)	8	(25)
Limited partnership interests (2)	(1)	-	2	(1)	(1)	11	30	22	-	62
Derivatives and other	(1)	7	2	30	3	(197)	(28)	8	38	(214)
Total	$56	$(56)	$8	$(21)	$68	$219	$62	$39	$(13)	$388

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(13)	$(12)	$(6)	$(20)	$(68)	$(85)	$(43)	$(50)	$(51)	$(246)
Change in intent write-downs	-	(1)	-	(16)	(1)	(3)	(5)	(42)	(17)	(51)
Net other-than-temporary impairment losses recognized in earnings	(13)	(13)	(6)	(36)	(69)	(88)	(48)	(92)	(68)	(297)
Sales	69	(51)	10	(8)	130	485	112	111	20	838
Valuation of derivative instruments	(10)	(3)	(11)	8	3	(198)	(38)	(4)	(16)	(237)
Settlements of derivative instruments	10	11	15	15	3	9	4	6	51	22
EMA limited partnership income (2)	-	-	-	-	1	11	32	18	-	62
Total	$56	$(56)	$8	$(21)	$68	$219	$62	$39	$(13)	$388

AVERAGE INVESTMENT BALANCES (in billions) (4)	$53.7	$54.5	$55.0	$55.3	$56.2	$57.7	$58.8	$60.2	$54.6	$58.2

(1)                 As of December 31, 2012, Allstate Financial has commitments to invest in additional limited partnership interests totaling $947 million.

(2)                 Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(3)                 Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.  EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(4)                 Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- business combination expenses and the amortization of purchased intangible assets, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss). We use operating income (loss) as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance. We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator. Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business. A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP. Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results. It is also an integral component of incentive compensation. It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance. Net income (loss) is the most directly comparable GAAP measure. Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business. A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules, “Property-Liability Results”, “Standard Auto Profitability Measures”, “Homeowners Profitability Measures”, “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” and “Esurance Brand Profitability Measures.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share is the most directly comparable GAAP measure. Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.